UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22535

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.
(Exact name of registrant as specified in charter)

2000 AVENUE OF THE STARS 12TH FLOOR LOS ANGELES, CALIFORNIA	90067
(Address of principal executive offices)	(Zip code)

(Name and Address of Agent for Service)	Copy to:

P. Jay Spinola, Esq.
Daniel J. Hall	Willkie Farr & Gallagher LLP
2000 Avenue of the Stars, 12th Floor	787 Seventh Avenue
Los Angeles, California 90067	New York, New York 10019

Registrant’s telephone number, including area code:		(310) 201-4100

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2018

Item 1.  Report to Stockholders.

Ares Dynamic Credit Allocation Fund, Inc.
(NYSE: ARDC)

Annual Report

October 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically at any time by (i) calling 877-855-3434 toll-free or by sending an e-mail request to Ares Dynamic Credit Allocation Fund, Inc. Investor Relations Department at ARDCInvestorRelations@aresmgmt.com, if you invest directly with the Fund, or (ii) contacting your financial intermediary (such as a broker-dealer or bank), if you invest through your financial intermediary. You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by (i) calling 877-855-3434 toll-free or by sending an e-mail request to Ares Dynamic Credit Allocation Fund, Inc. Investor Relations Department at ARDCInvestorRelations@aresmgmt.com, if you invest directly with the Fund, or (ii) contacting your financial intermediary. Your election to receive reports in paper will apply to all funds held in your account, if you invest through your financial intermediary, or all funds held with the fund complex if you invest directly with the Fund.

Ares Dynamic Credit Allocation Fund, Inc.

Contents

Letter to Shareholders	1
Fund Profile & Financial Data	4
Schedule of Investments	5
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Statement of Cash Flows	19
Financial Highlights	20
Notes to Financial Statements	21
Proxy & Portfolio Information	35
Dividend Reinvestment Plan	36
Corporate Information	40
Privacy Notice	41
Directors and Officers	42

Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders

October 31, 2018 (Unaudited)

Dear Shareholders,

We would like to start by thanking you for your interest and participation in the Ares Dynamic Credit Allocation Fund, Inc. ("ARDC" or the "Fund"). We appreciate the trust and confidence that you have demonstrated in Ares through your investment in ARDC.

Economic Conditions and Leveraged Finance Market Update

Global corporate credit markets delivered steady returns in September, closing out a decent quarter for both the loan and high yield asset classes and bringing calendar year-to-date returns through September 30, 2018 to a healthy 2.52% and 4.36%, respectively, for the ICE BofAML High Yield Master II Index ("H0A0") and Credit Suisse Leveraged Loan Index ("CSLLI"). During the third quarter, credit spreads continued to grind tighter against a backdrop of rising U.S. Treasury yields, easing pressure on Emerging Market currencies, positive developments on trade (excluding China) and climbing oil prices. However, volatility returned to global corporate credit markets in October and has accelerated throughout November. Due to a significant drop in WTI crude oil prices, a mixed beginning to third quarter earnings season, continuing trade and geopolitical headlines, and rising rates (i.e., 10-year U.S. Treasury reaching 3.25% intramonth in October), the global high yield markets came under pressure in October and posted negative returns of -1.64%, as measured by the H0A0, alongside sharp declines for global equities, which were down -6.84% as measured by the S&P 500 Index. Meanwhile, loans were resilient and managed to return 0.01% for the month of October as measured by the CSLLI, making loans one of the best performing asset classes calendar year-to-date through October month-end. Following a brief rally at the beginning of the month, selling intensified mid-November across equities and high yield bonds, eventually bleeding into the loan market as well. What began as a sell-off in technology stocks was exacerbated by an alarming decline in oil prices due to over-supply fears and reports that global economic growth showed signs of slowing as economic output in Japan and Germany contracted in the third quarter, while in October consumer spending in China hit its slowest pace in five months and bank lending fell1. The volatility experienced in November has sent high yield returns slightly negative on a year-to-date basis at -0.07% for the H0A0, while loan and equity returns remain positive at 3.51% and 5.11% for the CSLLI and S&P 500 Index, respectively, through November 30, 2018.

After stabilizing somewhat during the summer, interest rates have become a persistent headline concern once again this fall. Domestically, following a slow and quiet climb to the recent psychological barrier of 3.0%, the U.S. 10-year Treasury yield spiked approximately 18 bps in early October to 3.23%, the highest level since 2011. While the U.S. Federal Reserve ("Fed") was the first central bank to tighten monetary policy, the European Central Bank ("ECB") is not far behind and is expected to conclude its quantitative easing initiative at the end of 2018. The ECB has indicated its initial plans are to keep the lending rate at record lows until further into 2019, but this still foreshadows an environment in the foreseeable future where most of the world's major economic powers will be tightening their monetary policy regimes. The confluence of negative headlines and events that spooked the markets in October continued into early November with the highly anticipated mid-term elections threatening further volatility. The angst generated by the current Trump administration had led pundits to call for a "blue wave" to pass over both legislative houses of the U.S. government. While the election results didn't necessarily live up to the hype, Democrats were able to capture a majority within the House of Representatives. The new bipartisan government, as the Senate remains a Republican held majority, is widely expected to cause more gridlock in Washington. However, this may not pose a significant risk to U.S. markets as bipartisanship tends to curb excesses and unsound ambition by one party, thereby reducing political turmoil. Following the outcome of the elections, markets refocused on third quarter corporate earnings. While fundamentals overall remain healthy, there is an increasing focus on forward guidance due to heightened trade war tensions, cost pressures, and a general late-cycle mentality. We have witnessed with increasing ferocity credit markets punishing earnings misses more than they reward better-than-expected performance, and we expect this trend to continue.

In regard to the CLO market, difficult arbitrage conditions have slowed the pace of new issue supply in recent months. While year-to-date 2018 global issuance of $140.6 billion is tracking in line with full-year 2014 issuance of $143.0 billion (a record year), there exists today something of a "buyers strike" on primary issue CLO equity. The proximate cause of all the trouble is the CLO debt spread widening stemming from heavy refinancing and reset activity, which stood at $161.1 billion across 326 deals year-to-date as of October 31st. This supply has weighed heavily on primary issue spreads, making arbitrage conditions persistently difficult. Triple-A spreads have also been affected by higher hedging costs for non-U.S. investors, especially Japanese investors who have seen deteriorating relative value in U.S. CLOs vs. European CLOs as a result. Until and unless CLO debt spreads contract, we expect relatively modest new issue activity through year-end — defined largely

Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders (continued)

October 31, 2018 (Unaudited)

by captive risk-retention funds (facing different economics), off-market fees (banks and managers) and unsophisticated new entrants. We've seen this phenomenon begin to play out in October, with moderate global primary supply of ~$11.9 billion and ~$18.6 billion of refinancing and reset activity.2 With a slow-down in refinancing and reset activity anticipated as the vast majority of "in-the-money" CLOs ripe for refinancing have been postponed until better debt execution markets appear, we expect CLO debt spreads to crest, if they haven't already, with a bias toward tightening heading into year-end. That said, we note the re-appearance of volatility generally across risk markets; the CLO market is almost never fully immune to this. To the extent volatility impacts the loan market in a more meaningful way, we see many scenarios that could lead to weaker markets in the near-term, creating some interesting trading opportunities. We have been active in positioning our portfolios into higher spread, higher yielding assets in response to supply-driven weakness. We are selectively participating in new issue and reset junior CLO debt tranches with expected returns in many cases close to where we saw secondary equity trading earlier this year. We continue to work selectively on new issue control equity with quality credit managers at attractive levels. We are starting to see some value again in secondary equity, and we continue to evaluate secondary equity opportunities with a bias toward longer deals with plenty of flexibility to take advantage of any future loan market volatility.

Portfolio Performance and Positioning

For the calendar year-to-date period ending October 31, 2018, ARDC has returned 3.03% based on Net Asset Value ("NAV"), which compares to 4.36% for the CSLLI and 0.84% for the H0A0. On a last twelve months basis through October 31, 2018, ARDC has returned 4.47% based on NAV, which compares to 4.89% for the CSLLI and 0.86% for the H0A0. However, it is important to note that given its flexible mandate and focus on senior secured bank loans, high yield bonds and CLOs, we believe there is no single established benchmark that reasonably lends itself to comparison with ARDC3.

Over the last year, we have increased ARDC's exposure to bonds by 236bps owing to the Fund's focus on income generation. The periodic bouts of rate volatility that we have seen over the last 12 months have allowed the Fund to pick up both longer-dated, higher-quality bonds that sold off as a result as well as shorter-dated, yield-to-call paper. Despite the 118bps increase in three-month LIBOR over the last year, ARDC has decreased its exposure to senior loans by 521bps as the preponderance of the loan market was trading above par until October and the potential for loan repricings reduced the value proposition of loans relative to bonds, particularly those that have sold-off on rate movements. The Fund's exposure to CLO debt and equity also increased by 139bps and 221bps, respectively, over the last year as we have been opportunistically adding double-B tranches and secondary equity positions as those widened during the third quarter of 2018. From a credit quality perspective, the Fund has moved up in quality, increasing double-BB exposure by 413bps and decreasing single-B and triple C exposure by 244bps and 309bps, respectively, over the last year, largely as a result of picking up double-B bonds opportunistically. Duration has remained relatively constant at 1.59 years as of October 31, 2018.

Into November, market sentiment continued to be negative. Investor apprehension remains elevated due to a combination of factors including a Fed that is in tightening mode while its balance sheet shrinks, slowing economic growth, trade tensions and political turmoil in the U.S. and abroad, declining oil prices, and multiple credit-specific events affecting the market over the past few weeks. While the Fed is poised to continue its rate hike campaign by likely raising interest rates for the fourth time this year in December, the number of anticipated Fed hikes in 2019 has been declining in the last few weeks, particularly following Fed Chairman Jerome Powell's more dovish comments on November 28th which spurred a temporary rally in the equity and credit markets. Despite a weaker-than-expected start to earnings season, corporate cash flow remains robust and consumer demand remains strong as we approach the end of the year. Unemployment remains low and is expected to fall below 3.5% next year. Looking ahead, we expect to capitalize on the opportunity to buy attractive loans modestly under par and to have more negotiating leverage in both credit documentation and pricing in the primary loan market. In the high yield market, we believe spreads now more accurately reflect the balance between supportive issuer fundamentals and macroeconomic headwinds. As noted earlier, the re-appearance of volatility generally across risk markets could spill over to the CLO market and could create some interesting trading opportunities. Given these factors, we remain focused on maintaining a portfolio of high-quality of securities through careful credit selection as we look to stay ahead of negative headlines.

In conclusion, we maintain strong conviction in the ARDC portfolio and believe the Fund continues to be well positioned to take advantage of buying opportunities in both the new issue and secondary markets. We continue to believe that the ability to dynamically allocate is critical to successfully navigating an evolving market environment with headline and interest rate driven volatility. The increasing importance of credit selection (and avoidance) has become the primary driver of generating alpha, not only to avoid mistakes, but to uncover value in names that still possess total return potential. Looking ahead, we

Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Letter to Shareholders (continued)

October 31, 2018 (Unaudited)

will remain focused on performing solid fundamental credit analysis and in depth due diligence in an effort to deliver attractive risk adjusted returns to our investors.

Ares Dynamic Credit Allocation Fund, Inc.

ARDC is a closed-end fund that trades on the New York Stock Exchange under the symbol "ARDC" and is externally managed by Ares Capital Management II LLC (the "Advisor"), a subsidiary of Ares Management Corporation. ARDC's investment objective is to provide an attractive level of total return, primarily through current income and, secondarily, through capital appreciation by investing in a broad, dynamically-managed portfolio of below investment grade senior secured loans, high yield corporate bonds and collateralized loan obligation securities.

On November 6, 2015, the Board of Directors (the "Board") of ARDC authorized the repurchase of shares of common stock of the Fund (the "Common Shares") on the open market when the Common Shares are trading on the New York Stock Exchange at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the net asset value ("NAV") of the Common Shares. The Fund may repurchase its outstanding Common Shares in open-market transactions at the Fund management's discretion. The Fund is not required to effect share repurchases. Any future purchases of Common Shares may not materially impact the discount of the market price of the Common Shares relative to their NAV and any narrowing of this discount that does result may not be maintained. Since inception of the program through October 31, 2018, we have repurchased 518,717 shares at an average price of $13.08, representing an average discount of -15.2%.

On March 23, 2018, ARDC amended its non-fundamental investment policy to increase the Fund's ability to invest in CLO securities to 40% of managed assets from 30% previously, while also increasing the Fund's ability to invest in subordinated or residual tranches of CLO securities to 10% of managed assets from 7.5% previously.

Thank you again for your continued support of ARDC. If you have any questions about the Fund, please call 1-877-855-3434, or visit the Fund's website at www.arespublicfunds.com.

Best Regards,

Ares Capital Management II LLC

Note: The opinions of the Adviser expressed herein are subject to change without notice. Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed. This article is distributed for educational purposes and should not be considered investment advice or an offer of any security for sale. This material may contain "forward?looking" information that is not purely historical in nature. No representations are made as to the accuracy of such information or that such information will be realized. Actual events or conditions are unlikely to be consistent with, and may differ materially from, those assumed. Past performance is not indicative of future results. Ares does not undertake any obligation to publicly update or review any forward?looking information, whether as a result of new information, future developments or otherwise, except as required by law

This may contain information sourced from BofA Merrill Lynch, used with permission. BofA Merrill Lynch's Global Research division's fixed income index platform is licensing the ICE BofAML Indices and related data "as is," makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML Indices or any data included in, related to, or derived therefrom, assumes no liability in connection with their use and does not sponsor, endorse, or recommend Ares Management, or any of its products or services.

The Credit Suisse Leveraged Loan Index ("CSLLI") is designed to mirror the investable universe of the $US-denominated leveraged loan market. The index inception is January 1992. The index frequency is daily, weekly and monthly. New loans are added to the index on their effective date if they qualify according to the following criteria: 1) Loan facilities must be rated "5B" or lower. That is, the highest Moody's/S&P ratings are Baa1/BB+ or Ba1/BBB+. If unrated, the initial spread level must be Libor plus 125 basis points or higher. 2) Only fully-funded term loan facilities are included. 3) The tenor must be at least one year. 4) Issuers must be domiciled in developed countries; issuers from developing countries are excluded.

The ICE BofAML US High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody's, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $250 million. In addition, qualifying securities must have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the US and Western Europe. The FX-G10 includes all Euro members, the US, Japan, the UK, Canada, Australia, New Zealand, Switzerland, Norway and Sweden. Original issue zero coupon bonds, 144a securities (both with and without registration rights), and pay-in-kind securities (including toggle notes) are included in the index. Callable perpetual securities are included provided they are at least one year from the first call date. Fixed-to-floating rate securities are included provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. Contingent capital securities ("cocos") are excluded, but capital securities where conversion can be mandated by a regulatory authority, but which have no specified trigger, are included. Other hybrid capital securities, such as those issues that potentially convert into preference shares, those with both cumulative and non-cumulative coupon deferral provisions, and those with alternative coupon satisfaction mechanisms, are also included in the index. Securities issued or marketed primarily to retail investors, equity-linked securities, securities in legal default, hybrid securitized corporates, Eurodollar bonds (USD securities not issued in the US domestic market), taxable and tax-exempt US municipal securities and DRD-eligible securities are excluded from the index.

1 The Wall Street Journal, "Global Economic Slowdown Deepens.", November 15, 2018

2 Source: S&P Capital IQ LCD. "Global Databank," October 31, 2018; "Global CLO Roundup: Spreads Tighten in U.S.; European Market Subdued," October 15, 2018; "S&P / LSTA Index Monthly," November 1, 2018.

3 Past performance is not indicative of future results.

Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Fund Profile & Financial Data

October 31, 2018 (Unaudited)

Portfolio Characteristics as of 10.31.18

Weighted Average Floating Coupon[1]	6.75%
Weighted Average Bond Coupon[2]	7.97%
Current Distribution Rate[3]	8.62%
Dividend Per Share	$0.1075

1 The weighted-average gross interest rate on the pool of loans as of October 31, 2018.

2 The weighted-average gross interest rate on the pool of bonds at the time the securities were issued.

3 Monthly dividend per share annualized and divided by the October 31, 2018 market price per share. The Fund's October 2018 distributions were comprised of net investment income and short-term capital gains. The distribution rate alone is not indicative of Fund performance. To the extent that any portion of the current distributions were estimated to be sourced from something other than income, such as return of capital, the source would have been disclosed in a Section 19(a) Notice located under the "Investor Information" section of the Fund's website. Please note that the distribution classifications are preliminary and certain distributions may be re-classified at year end. Please refer to year-end tax documents for the final classifications of the Fund's distributions for a given year.

Top 10 Holdings4 as of 10.31.18

HCA Healthcare, Inc.	1.15%
Energy Transfer Equity, L.P.	1.13%
Immucor, Inc.	1.12%
The Manitowoc Company, Inc.	1.11%
Olin Corporation	1.09%
Bombardier Inc.	1.07%
Vizient, Inc.	1.07%
Tegna, Inc.	1.05%
EMI Music	1.03%
Lee Enterprises Inc	0.96%

4 Market value percentage may represent multiple instruments by the named issuer and/or multiple issuers being consolidated to the extent they are owned by the same parent company. These values may be different than the issuer concentrations in certain regulatory filings.

Performance as of 10.31.18

	Market	NAV
1 Month	-2.91%	-0.41%
Year to Date	-2.50%	3.03%
3 Years (annualized)	10.26%	8.87%
5 Years (annualized)	4.78%	5.51%
Since Inception**	3.30%	6.00%

**Since Inception of fund (11/27/2012) and annualized. Source: Morningstar

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Since Inception returns assume a purchase of common shares at the initial offering price of $20.00 per share for market price returns or initial net asset value (NAV) of $19.10 per share for NAV returns. Returns for periods of less than one year are not annualized. All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan (DRIP) for market price returns or NAV for NAV returns.

Portfolio Composition as of 10.31.18

This data is subject to change on a daily basis. As of 10.31.18, the Fund held a negative traded cash balance of -1.83%.

Fixed vs. Floating Rate as of 10.31.18

Excludes Equity and CLO Equity

Industry Allocation5 as of 10.31.18

5 Merrill Lynch industry classifications weighted by market value. These values may be different than industry classifications in certain regulatory filings.

Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments

October 31, 2018

Senior Loans 32.1%(b)(c)(j)

	Principal Amount	Value(a)
Aerospace and Defense 2.2%
Air Methods Corp., Initial 1st Lien Term Loan B, 3M LIBOR + 3.50%, 5.89%, 04/22/2024	$1,875,000	$1,689,844
Hensoldt Holding Germany GmbH, 1st Lien Term Loan B-3, (Germany), 3M EURIBOR + 3.50%, 3.50%, 02/28/2024	€3,000,000	3,392,102
Sequa Mezzanine Holdings, LLC, Initial 1st Lien Term Loan, 3M LIBOR + 5.00%, , 7.41% 11/28/2021	$1,868,619	1,842,926
StandardAero Aviation Holdings, Inc., Initial 1st Lien Term Loan A, 1M LIBOR + 3.75%, 6.05%, 07/07/2022	1,994,859	2,000,125
		8,924,997
Automotive 1.5%
CH Hold Corp., Initial 2nd Lien Term Loan, 1M LIBOR + 7.25%, 9.55%, 02/03/2025(d)	3,435,401	3,452,578
Navistar, Inc., Tranche 1st Lien Term Loan B, 1M LIBOR + 3.50%, 5.78%, 11/06/2024	2,626,118	2,628,298
		6,080,876
Banking, Finance & Insurance 1.1%
Blackhawk Network Holdings, Inc., 1st Lien Term Loan B, 3M LIBOR + 3.00%, 5.39%, 06/15/2025	1,072,783	1,073,459
Blackhawk Network Holdings, Inc., 2nd Lien Term Loan, 3M LIBOR + 7.00%, 9.38%, 06/15/2026	750,000	752,813
Financial & Risk U.S. Holdings, Inc., Initial 1st Lien Term Loan, L+ 3.50%, 10/01/2025(e)	1,772,152	1,752,959
Gulf Finance, LLC, Tranche 1st Lien Term Loan B, 3M LIBOR + 5.25%, 7.64%, 08/25/2023	1,246,897	1,018,815
		4,598,046
Business Equipment and Services 0.1%
Restaurant Technologies, Inc., Initial 1st Lien Term Loan, 3M LIBOR + 3.25%, 5.65%, 10/01/2025	521,739	523,043

Senior Loans(b)(c)(j) (continued)

	Principal Amount	Value(a)
Chemical/Plastics 1.3%
HII Holding Corp., 1st Lien Term Loan, 1M LIBOR + 3.25%, 5.55%, 12/20/2019	$978,752	$978,752
HII Holding Corp., 2nd Lien Term Loan, 1M LIBOR + 8.50%, 10.80%, 12/21/2020	1,500,000	1,497,195
Starfruit Finco B.V., Initial 1st Lien Term Loan, (Netherlands), 1M LIBOR + 3.25%, 5.51%, 10/01/2025	2,542,735	2,533,200
		5,009,147
Conglomerates 0.7%
Immucor, Inc., 1st Lien Term Loan B-3, 3M LIBOR + 5.00%, 7.39%, 06/15/2021	2,891,762	2,935,139
Consumer Durables 0.6%
Froneri International PLC, Facility 1st Lien Term Loan, (Great Britain), 3M EURIBOR + 2.63%, 2.63%, 01/31/2025	€2,000,000	2,269,707
Consumer Products 0.5%
Albea Beauty Holdings S.A., 1st Lien Term Loan, (Luxembourg), 6M LIBOR + 2.75%, 5.20%, 04/22/2024	$1,994,987	1,980,025
Containers and Glass Products 0.8%
BWAY Holding Co., Initial 1st Lien Term Loan, 3M LIBOR + 3.25%, 5.66%, 04/03/2024	3,357,822	3,336,131
Diversified Insurance 0.6%
Asurion, LLC, 2nd Lien Term Loan B-2, 1M LIBOR + 6.50%, 8.80%, 08/04/2025	1,549,695	1,589,600
Asurion, LLC, Replacement 1st Lien Term Loan B-6, 1M LIBOR + 3.00%, 5.30%, 11/03/2023	958,591	958,994
		2,548,594
Diversified/Conglomerate Service 0.4%
NEP/NCP Holdco, Inc., Initial 1st Lien Term Loan, L+ 3.25%, 10/20/2025(e)	1,630,000	1,635,705

Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2018

Senior Loans(b)(c)(j) (continued)

	Principal Amount	Value(a)
Drugs 0.3%
Ethypharm S.A., 1st Lien Term Loan B, (France), 3M EURIBOR + 3.50%, 3.50%, 07/21/2023	€1,112,582	$1,266,029
Education 0.9%
St. George's University Scholastic Services, LLC, 1st Lien Term Loan, 1M LIBOR + 3.50%, 5.81%, 07/17/2025(d)	$3,461,955	3,496,574
St. George's University Scholastic Services, LLC, 1st Lien Delayed Draw Term Loan, 3M LIBOR + 3.50%, 5.84%, 07/17/2025(d)(f)	1,077,053	10,771
		3,507,345
Electronics 0.5%
Kemet Corp., Initial 1st Lien Term Loan, 1M LIBOR + 6.00%, 8.30%, 04/26/2024(d)	1,917,576	1,936,752
Food Service 0.5%
IRB Holding Corp., 1st Lien Term Loan B, L+ 3.25%, 02/05/2025(e)	1,822,268	1,816,947
Food/Drug Retailers 0.5%
General Nutrition Centers, Inc., 1st Lien Term Loan, 1M LIBOR + 7.00%, 9.31%, 12/31/2022	1,277,425	1,293,393
GOBP Holdings, Inc., Initial 1st Lien Term Loan, 3M LIBOR + 3.75%, 6.03%, 10/22/2025	808,426	806,405
		2,099,798
Health Care 6.2%
Albany Molecular Research, Inc., 2nd Lien Term Loan, 1M LIBOR + 7.00%, 9.30%, 08/30/2025	1,000,000	1,000,830
Albany Molecular Research, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 3.25%, 5.55%, 08/30/2024	1,457,308	1,455,938
Auris Luxembourg III SARL, 1st Lien Term Loan B, (Luxembourg), L+ 3.75%, 07/24/2025(e)	2,000,980	2,011,826
Concentra, Inc., Initial 2nd Lien Term Loan, 1M LIBOR + 6.50%, 8.78%, 06/01/2023	3,000,000	3,030,000
Envigo Laboratories, Inc., 1st Lien Term Loan, 3M LIBOR + 8.50%, 10.93%, 11/03/2021(d)	1,133,836	1,136,670

Senior Loans(b)(c)(j) (continued)

	Principal Amount	Value(a)
Gentiva Health Services, Inc., 2nd Lien Term Loan, 1M LIBOR + 7.00%, 9.31%, 07/02/2026	$1,963,993	$2,003,273
Gentiva Health Services, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 3.75%, 6.06%, 07/02/2025(d)	2,927,248	2,938,225
Hanger, Inc., 1st Lien Term Loan, 1M LIBOR + 3.50%, 5.80%, 03/06/2025(d)	3,855,625	3,841,167
Press Ganey Holdings, Inc., Initial 2nd Lien Term Loan, 1M LIBOR + 6.50%, 8.80%, 10/21/2024(d)	316,898	318,482
Radiology Partners, Inc., 1st Lien Term Loan B, 3M LIBOR + 4.25%, 6.87%, 07/09/2025	2,000,000	2,006,260
Radiology Partners, Inc., 2nd Lien Delayed Draw Term Loan, L + 7.75%, 07/09/2026(f)	211,288	(1,585)
Radiology Partners, Inc., 2nd Lien Term Loan B, 3M LIBOR + 7.25%, L+ 9.66%, 07/08/2026	1,712,601	1,699,756
Radnet Management, Inc., 1st Lien Term Loan B-1, 3M LIBOR + 3.75%, 6.19%, 06/30/2023	2,711,688	2,719,823
Universal Hospital Services, Inc., 1st Lien Term Loan B, L+ 3.00%, 10/18/2025(d)(e)	734,428	738,100
		24,898,765
Industrials 0.6%
Forterra Finance, LLC, Replacement 1st Lien Term Loan, 1M LIBOR + 3.00%, 5.30%, 10/25/2023	2,500,000	2,297,275
Insurance 0.8%
Financiere CEP, 1st Lien Term Loan B, (France), 3M EURIBOR + 4.25%, , 4.25% 01/31/2025	€3,000,000	3,369,188
Leisure Goods/Activities/Movies 1.0%
Equinox Holdings, Inc., 1st Lien Term Loan B-1, 1M LIBOR + 3.00%, 5.30%, 03/08/2024	$1,970,100	1,974,316
Equinox Holdings, Inc., Initial 2nd Lien Term Loan, 1M LIBOR + 7.00%, 9.30%, 09/06/2024	2,050,000	2,089,299
		4,063,615

Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2018

Senior Loans(b)(c)(j) (continued)

	Principal Amount	Value(a)
Oil and Gas 2.0%
California Resources Corp., 1st Lien Term Loan, 1M LIBOR + 10.38%, 12.67%, 12/31/2021	$1,925,000	$2,141,562
California Resources Corp., Initial 1st Lien Term Loan, 1M LIBOR + 4.75%, 7.04%, 12/31/2022	1,051,984	1,066,007
FTS International, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 4.75%, 7.05%, 04/16/2021	1,472,273	1,469,815
Summit Midstream Partners Holdings, LLC, Facility 1st Lien Term Loan, 1M LIBOR + 6.00%, 8.30%, 05/13/2022(d)	1,988,304	2,000,731
Ultra Resources, Inc., 1st Lien Term Loan, 3M LIBOR + 3.00%, 5.47%, 04/12/2024	1,500,000	1,401,960
		8,080,075
Publishing 0.9%
A-L Parent, LLC, Incremental 1st Lien Term Loan, L+ 3.25%, 12/01/2023(d)(e)	1,346,240	1,344,558
A-L Parent, LLC, Initial 1st Lien Term Loan, 1M LIBOR + 3.25%, 5.56%, 12/01/2023(d)	183,608	183,608
Dex Media, Inc., 1st Lien Term Loan, 1M LIBOR + 10.00%, 12.31%, 07/29/2021	1,831,712	1,856,128
Lee Enterprises, Inc., 1st Lien Term Loan, 1M LIBOR + 6.25%, 8.54%, 03/31/2019(d)	34,848	34,804
		3,419,098
Retailers (Except Food and Drug) 1.4%
Academy, Ltd., Initial 1st Lien Term Loan, 1M LIBOR + 4.00%, 6.27%, 07/01/2022	1,070,626	795,614
Action Holding B.V., 1st Lien Term Loan, (Netherlands), 3M EURIBOR + 3.50%, 3.50%, 03/08/2025	€3,050,000	3,444,530
Petco Animal Supplies, Inc., 1st Lien Term Loan, 3M LIBOR + 3.25%, 5.78%, 01/26/2023	$1,756,808	1,355,377
		5,595,521

Senior Loans(b)(c)(j) (continued)

	Principal Amount	Value(a)
Service & Equipment 1.7%
CASMAR Holdings Pty., Ltd., Initial 1st Lien Term Loan, (Australia), 3M LIBOR + 4.50%, 6.79%, 12/08/2023	$871,327	$810,334
CD&R Firefly Bidco, Ltd., Facility 1st Lien Term Loan, (Great Britain), 3M GBP LIBOR + 4.50%, 5.32%, 06/23/2025	£2,000,000	2,551,008
GFL Environmental, Inc., 1st Lien Term Loan B, (Canada), L +2.75, 05/30/2025(e)	$3,512,397	3,455,321
		6,816,663
Technology 4.1%
Allflex Holdings III, Inc., (U.S.), Initial 2nd Lien Term Loan, 3M LIBOR + 7.00%, 9.48%, 07/19/2021	2,216,981	2,220,440
Applied Systems, Inc., 2nd Lien Term Loan, 3M LIBOR + 7.00%, 9.39%, 09/19/2025	516,129	523,613
Applied Systems, Inc., Initial 1st Lien Term Loan, 3M LIBOR + 3.00%, 5.39%, 09/19/2024	1,625,440	1,630,528
Diebold Nixdorf, Inc., 1st Lien Term Loan A, L + 9.25%, 08/30/2022(e)	2,158,836	2,261,381
GlobalLogic Holdings, Inc., 1st Lien Delayed Draw Term Loan, L + 3.25%, 08/01/2025(d)(f)	138,340	692
GlobalLogic Holdings, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 3.25%, 5.55%, 08/01/2025(d)	968,379	973,221
Pi U.S. Mergerco, Inc., Facility 1st Lien Term Loan, 1M LIBOR + 3.50%, 5.80%, 01/03/2025	3,595,504	3,579,791
Rocket Software, Inc., 1st Lien Term Loan, 3M LIBOR + 3.75%, 6.14%, 10/14/2023	1,388,822	1,390,211
Rocket Software, Inc., 2nd Lien Term Loan, 3M LIBOR + 9.50%, 11.89%, 10/14/2024	1,603,014	1,611,830
Verifone Systems, Inc., 2nd Lien Term Loan, 3M LIBOR + 8.00%, 10.32%, 08/20/2026	615,385	613,077
Verifone Systems, Inc., Initial 1st Lien Term Loan, 3M LIBOR + 4.00%, 6.32%, 08/20/2025	1,500,000	1,498,500
		16,303,284

Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2018

Senior Loans(b)(c)(j) (continued)

	Principal Amount	Value(a)
Telecommunications 0.9%
Coral-U.S. Co-Borrower, LLC, 1st Lien Term Loan B-4, 1M LIBOR + 3.25%, 5.55%, 01/30/2026	$1,500,000	$1,498,320
Intelsat Jackson Holdings S.A., 1st Lien Term Loan B-4, (Luxembourg), 1M LIBOR + 4.50%, 6.79%, 01/02/2024	703,125	727,734
Intelsat Jackson Holdings S.A., Tranche 1st Lien Term Loan B-3, (Luxembourg), 1M LIBOR + 3.75%, 6.04%, 11/27/2023	1,300,000	1,300,000
		3,526,054
Total Senior Loans (Cost: $129,159,082)		128,837,819

Corporate Bonds 68.6%

Aerospace and Defense 4.2%
Air Methods Corp., 144A, 8.00%, 05/15/2025(c)	2,491,000	1,868,250
Bombardier, Inc., 144A, (Canada), 7.50%, 12/01/2024(c)	2,000,000	2,032,500
Bombardier, Inc., 144A, (Canada), 7.75%, 03/15/2020(c)	1,500,000	1,556,250
Bombardier, Inc., 144A, (Canada), 8.75%, 12/01/2021(c)	2,250,000	2,418,750
Engility Corp., 8.88%, 09/01/2024	3,000,000	3,243,750
Leidos, Inc., 7.13%, 07/01/2032	2,500,000	2,681,250
StandardAero Aviation Holdings, Inc., 144A, 10.00%, 07/15/2023(c)	2,750,000	2,960,705
		16,761,455
Automotive 1.7%
Gates Global, LLC, 144A, 6.00%, 07/15/2022(c)	1,600,000	1,592,000
Goodyear Tire and Rubber Co., 8.75%, 08/15/2020	3,522,000	3,781,747
Penske Automotive Group, Inc., 5.75%, 10/01/2022	1,250,000	1,267,188
		6,640,935
Banking, Finance & Insurance 1.0%
Ally Financial, Inc., 7.50%, 09/15/2020	2,500,000	2,650,000

Corporate Bonds (continued)

	Principal Amount	Value(a)
Ally Financial, Inc., 8.00%, 03/15/2020	$1,250,000	$1,315,625
		3,965,625
Broadcast Radio and Television 2.2%
Belo Corp., 7.25%, 09/15/2027	5,750,000	5,908,125
Tribune Media Co., 5.88%, 07/15/2022	3,000,000	3,037,500
		8,945,625
Building & Development 2.2%
KB Home, 8.00%, 03/15/2020	3,500,000	3,661,875
Summit Materials, LLC, 8.50%, 04/15/2022	5,000,000	5,275,000
		8,936,875
Business Equipment and Services 2.2%
Frontdoor, Inc., 144A, 6.75%, 08/15/2026(c)	2,500,000	2,550,000
Genesys Telecommunications Laboratories Inc., 144A, 10.00%, 11/30/2024(c)	4,750,000	5,153,750
TIBCO Software, Inc., 144A, 11.38%, 12/01/2021(c)	1,000,000	1,060,000
		8,763,750
Cable and Satellite Television 6.1%
Altice France S.A., 144A, (France), 7.38%, 05/01/2026(c)	2,500,000	2,392,975
Altice Financing S.A., 144A, (Luxembourg), 7.50%, 05/15/2026(c)	1,500,000	1,410,000
Altice Finco S.A., 144A, (Luxembourg), 8.13%, 01/15/2024(c)	1,500,000	1,473,750
Altice France S.A., 144A, (France), 8.13%, 02/01/2027(c)	769,000	761,310
CCO Holdings, LLC, 144A, 5.75%, 02/15/2026(c)	2,500,000	2,475,000
Cequel Communications Holdings I, LLC, 144A, 7.50%, 04/01/2028(c)	2,450,000	2,539,352
Cequel Communications Holdings I, LLC, 144A, 7.75%, 07/15/2025(c)	550,000	581,625

Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2018

Corporate Bonds (continued)

	Principal Amount	Value(a)
CSC Holdings, LLC, 8.63%, 02/15/2019	$2,000,000	$2,020,000
CSC Holdings, LLC, 144A, 10.13%, 01/15/2023(c)	1,000,000	1,087,900
CSC Holdings, LLC, 144A, 10.88%, 10/15/2025(c)	1,760,000	2,030,600
DISH DBS Corp., 7.88%, 09/01/2019	2,500,000	2,574,500
Hughes Satellite Systems Corp., 7.63%, 06/15/2021	3,001,000	3,182,560
Quebecor Media, Inc., (Canada), 5.75%, 01/15/2023	2,000,000	2,005,000
		24,534,572
Chemical/Plastics 4.0%
Aruba Investments, Inc., 144A, 8.75%, 02/15/2023(c)	2,500,000	2,550,000
Blue Cube Spinco, Inc., 9.75%, 10/15/2023	5,500,000	6,118,750
CF Industries, Inc., 7.13%, 05/01/2020	3,125,000	3,250,000
Kraton Polymers, LLC, 144A, 7.00%, 04/15/2025(c)	909,000	852,187
Platform Specialty Products Corp., 144A, 6.50%, 02/01/2022(c)	2,625,000	2,661,094
Starfruit Finco B.V., 144A, (Netherlands), 8.00%, 10/01/2026(c)	800,000	776,000
		16,208,031
Computers & Electronics 1.0%
Dell International, LLC, 144A, 6.02%, 06/15/2026(c)	4,000,000	4,144,995
Conglomerates 0.8%
Immucor, Inc., 144A, 11.13%, 02/15/2022(c)	3,261,000	3,346,601
Consumer Products 0.5%
Yell Bondco PLC, 144A, (Great Britain), 8.50%, 05/02/2023(c)	£1,750,000	2,134,353
Containers and Glass Products 1.9%
Ardagh Packaging Finance PLC, 144A, (Ireland), 7.25%, 05/15/2024(c)	$3,000,000	3,015,000
Crown Cork & Seal Co., Inc., 7.38%, 12/15/2026	4,350,000	4,654,500
		7,669,500

Corporate Bonds (continued)

	Principal Amount	Value(a)
Diversified/Conglomerate Service 0.8%
Nielsen Finance, LLC, 144A, 5.00%, 04/15/2022(c)	$2,000,000	$1,947,500
West Corp., 144A, 8.50%, 10/15/2025(c)	1,500,000	1,353,750
		3,301,250
Drugs 1.2%
Bausch Health Cos., Inc., 144A, (Canada), 5.63%, 12/01/2021(c)	1,000,000	983,750
Bausch Health Cos., Inc., 144A, (Canada), 7.50%, 07/15/2021(c)(i)	3,577,000	3,630,655
		4,614,405
Electronics 1.3%
First Data Corp., 144A, 7.00%, 12/01/2023(c)	4,000,000	4,148,000
Open Text Corp., 144A, (Canada), 5.63%, 01/15/2023(c)	924,000	931,069
		5,079,069
Electronics/Electric 0.9%
Solera, LLC, 144A, 10.50%, 03/01/2024(c)	3,479,000	3,774,819
Energy 1.8%
Extraction Oil & Gas, Inc., 144A, 7.38%, 05/15/2024(c)	2,143,000	2,009,063
Williams Cos., Inc., 7.88%, 09/01/2021	1,250,000	1,376,330
Williams Cos., Inc., 8.75%, 03/15/2032	2,850,000	3,731,074
		7,116,467
Equipment Leasing 0.8%
United Rentals North America, Inc., 6.50%, 12/15/2026	3,000,000	3,032,970
Food Products 1.1%
Dole Food Co., Inc., 144A, 7.25%, 06/15/2025(c)	2,000,000	1,920,000
Lamb Weston Holdings, Inc., 144A, 4.88%, 11/01/2026(c)	1,750,000	1,688,750

Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2018

Corporate Bonds (continued)

	Principal Amount	Value(a)
Simmons Foods, Inc., 7.75%, 01/15/2024	$660,000	$666,600
		4,275,350
Food Service 0.5%
Arby's Restaurant Group, Inc., 144A, 6.75%, 02/15/2026(c)	2,000,000	1,915,000
Health Care 7.3%
Acadia Healthcare Co., Inc., 5.63%, 02/15/2023	875,000	876,094
Acadia Healthcare Co., Inc., 6.50%, 03/01/2024	167,000	169,756
Air Medical Group Holdings, Inc., 144A, 6.38%, 05/15/2023(c)	2,000,000	1,797,500
DJO Finance Corp., 144A, 8.13%, 06/15/2021(c)	2,000,000	2,013,400
DJO Finance Corp., 10.75%, 04/15/2020	750,000	736,875
HCA, Inc., 6.50%, 02/15/2020	1,250,000	1,290,625
HCA, Inc., 7.50%, 02/15/2022	1,750,000	1,898,750
HCA, Inc., 7.69%, 06/15/2025	3,000,000	3,277,500
MPH Acquisition Holdings, LLC, 144A, 7.13%, 06/01/2024(c)	1,250,000	1,269,775
RegionalCare Hospital Partners Holdings, Inc., 144A, 8.25%, 05/01/2023(c)	3,000,000	3,168,750
Sotera Health Holdings, LLC, 144A, 6.50%, 05/15/2023(c)	3,000,000	2,932,500
Surgery Center Holdings, Inc., 144A, 8.88%, 04/15/2021(c)	1,500,000	1,541,250
Tenet Healthcare Corp., 7.00%, 08/01/2025	375,000	367,826
Tenet Healthcare Corp., 8.13%, 04/01/2022	2,125,000	2,212,656
Vizient, Inc., 144A, 10.38%, 03/01/2024(c)	5,500,000	5,981,250
		29,534,507
Industrial Equipment 2.7%
Manitowoc Co., Inc., 144A, 12.75%, 08/15/2021(c)	5,750,000	6,202,812

Corporate Bonds (continued)

	Principal Amount	Value(a)
Welbilt, Inc., 9.50%, 02/15/2024	$4,398,000	$4,749,840
		10,952,652
Leisure Goods/Activities/Movies 1.5%
Life Time Fitness, Inc., 144A, 8.50%, 06/15/2023(c)	2,745,000	2,841,075
Netflix, Inc., 144A, 5.88%, 11/15/2028(c)	1,250,000	1,228,125
Six Flags Entertainment Corp., 144A, 5.50%, 04/15/2027(c)	2,250,000	2,134,688
		6,203,888
Lodging and Casinos 4.2%
GEO Group, Inc., 5.88%, 01/15/2022	2,625,000	2,595,469
GEO Group, Inc., 6.00%, 04/15/2026	1,432,000	1,310,280
Golden Nugget, Inc., 144A, 8.75%, 10/01/2025(c)	2,500,000	2,568,750
MGM Resorts International, 8.63%, 02/01/2019	5,250,000	5,289,375
Scientific Games International, Inc., 6.63%, 05/15/2021	3,750,000	3,628,125
Scientific Games International, Inc., 10.00%, 12/01/2022	1,250,000	1,306,250
		16,698,249
Metals & Minerals 1.3%
Hudbay Minerals, Inc., 144A, (Canada), 7.63%, 01/15/2025(c)	2,000,000	2,010,000
Teck Resources, Ltd., 144A, (Canada), 8.50%, 06/01/2024(c)	2,955,000	3,206,175
		5,216,175
Nonferrous Metals/Minerals 1.3%
Freeport-McMoRan, Inc., 6.88%, 02/15/2023	2,500,000	2,618,125
New Gold, Inc., 144A, (Canada), 6.25%, 11/15/2022(c)	1,750,000	1,522,500
Peabody Energy Corp., 144A, 6.00%, 03/31/2022(c)	960,000	955,200
		5,095,825

Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2018

Corporate Bonds (continued)

	Principal Amount	Value(a)
Oil and Gas 3.6%
Calfrac Holdings, LP, 144A, 8.50%, 06/15/2026(c)	$2,500,000	$2,250,000
Denbury Resources, Inc., 144A, 9.00%, 05/15/2021(c)	3,750,000	3,904,687
FTS International, Inc., 6.25%, 05/01/2022	1,500,000	1,430,625
Great Western Petroleum, LLC, 144A, 9.00%, 09/30/2021(c)	3,000,000	2,850,000
Rowan Cos., Inc., 7.38%, 06/15/2025	2,000,000	1,900,000
Vine Oil and Gas, LP, 144A, 9.75%, 04/15/2023(c)	679,000	648,445
Weatherford International, Ltd., (Bermuda), 9.88%, 02/15/2024	2,000,000	1,560,000
		14,543,757
Pipeline 1.9%
Blue Racer Midstream, LLC, 144A, 6.63%, 07/15/2026(c)	1,275,000	1,294,125
Energy Transfer Equity, LP, 7.50%, 10/15/2020	6,000,000	6,352,500
		7,646,625
Publishing 2.8%
EMI Music Publishing Group North America Holdings, Inc., 144A, 7.63%, 06/15/2024(c)	5,392,000	5,789,660
Lee Enterprises, Inc., 144A, 9.50%, 03/15/2022(c)	5,175,000	5,336,719
		11,126,379
Service & Equipment 0.1%
GFL Environmental, Inc., 144A, (Canada), 5.38%, 03/01/2023(c)	565,000	518,388
Steel 0.5%
Zekelman Industries, Inc., 144A, 9.88%, 06/15/2023(c)	1,850,000	1,970,250
Surface Transport 0.9%
XPO Logistics, Inc., 144A, 6.50%, 06/15/2022(c)	3,500,000	3,587,500
Technology 0.2%
Iron Mountain U.S. Holdings, Inc., 144A, 5.38%, 06/01/2026(c)	815,000	749,800

Corporate Bonds (continued)

	Principal Amount	Value(a)
Telecommunications 1.6%
Intelsat Jackson Holdings S.A., 144A, (Luxembourg), 8.00%, 02/15/2024(c)	$2,000,000	$2,092,500
Sprint Capital Corp., 6.90%, 05/01/2019	1,000,000	1,013,090
Sprint Corp., 7.63%, 03/01/2026	1,425,000	1,482,000
Sprint Spectrum Co., LLC, 144A, 4.74%, 03/20/2025(c)	1,000,000	998,750
Sprint Spectrum Co., LLC, 144A, 5.15%, 03/20/2028(c)	1,000,000	1,000,000
		6,586,340
Telecommunications/Cellular Communications 1.8%
Digicel Group, Ltd., 144A, (Bermuda), 8.25%, 09/30/2020(c)	3,000,000	2,145,030
T-Mobile USA, Inc., 6.38%, 03/01/2025	3,500,000	3,609,375
T-Mobile USA, Inc., 6.50%, 01/15/2026	1,500,000	1,578,750
		7,333,155
Utilities 0.7%
Dynegy, Inc., 7.63%, 11/01/2024	1,219,000	1,289,093
NRG Energy, Inc., 7.25%, 05/15/2026	1,500,000	1,593,750
		2,882,843
Total Corporate Bonds (Cost: $280,083,482)		275,807,980

Collateralized Loan Obligations 40.7%(c)(d)(h)

Collateralized Loan Obligations — Debt 27.6%(b)
AMMC CLO XI, Ltd., (Cayman Islands), 3M LIBOR + 5.80%, 8.32%, 04/30/2031	2,000,000	1,987,218
AMMC CLO XI, Ltd., (Cayman Islands), 3M LIBOR + 7.95%, 10.47%, 04/30/2031	500,000	487,892
AMMC CLO XIII, Ltd., (Cayman Islands), 3M LIBOR + 6.95%, 9.44%, 07/24/2029	2,000,000	2,046,642
AMMC CLO XIV, Ltd., (Cayman Islands), 3M LIBOR + 7.35%, 9.84%, 07/25/2029	1,250,000	1,275,478

Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2018

Collateralized Loan Obligations(c)(d)(h) (continued)

	Principal Amount	Value(a)
AMMC CLO XIX, Ltd., (Cayman Islands), 3M LIBOR + 7.00%, 9.44%, 10/15/2028	$2,000,000	$2,013,436
AMMC CLO XXII, Ltd., (Cayman Islands), 3M LIBOR + 5.50%, 7.99%, 04/25/2031	3,000,000	2,950,563
Apidos CLO XI, Ltd., (Cayman Islands), 3M LIBOR + 7.65%, 10.10%, 01/17/2028	1,500,000	1,500,352
Apidos CLO XX, Ltd., (Cayman Islands), 3M LIBOR + 5.70%, 8.14%, 07/16/2031	2,000,000	1,994,902
Apidos CLO XX, Ltd., (Cayman Islands), 3M LIBOR + 8.70%, 11.14%, 07/16/2031	850,000	835,057
Bain Capital Credit CLO 2016-2, (Cayman Islands), 3M LIBOR + 7.04%, 9.48%, 01/15/2029	2,000,000	2,013,602
Benefit Street Partners CLO IV, Ltd., (Cayman Islands), 3M LIBOR + 7.25%, 9.72%, 01/20/2029	2,500,000	2,515,502
BlueMountain CLO, Ltd. 2016-3, (Cayman Islands), 3M LIBOR + 6.85%, 9.16%, 11/15/2027	1,500,000	1,499,982
California Street CLO IX, LP 2012-9A, (Cayman Islands), 3M LIBOR + 7.18%, 9.62%, 10/16/2028	2,000,000	2,005,236
Canyon Capital CLO, Ltd., (Cayman Islands), 3M LIBOR + 5.75%, 8.19%, 07/15/2031	750,000	737,569
Crestline Denali CLO XV, Ltd., (Cayman Islands), 3M LIBOR + 7.35%, 9.82%, 04/20/2030	3,875,000	3,902,834
Denali Capital CLO XII, Ltd., (Cayman Islands), 3M LIBOR + 5.90%, 8.34%, 04/15/2031	5,000,000	5,003,110
Dryden XL Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.75%, 8.06%, 08/15/2031	1,500,000	1,485,422
Dryden XLIII Senior Loan Fund, (Cayman Islands), 3M LIBOR + 6.10%, 8.57%, 07/20/2029	4,000,000	3,988,492
Dryden XXVI Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.54%, 7.98%, 04/15/2029	2,000,000	1,996,834
Goldentree Loan Opportunities X, Ltd., (Cayman Islands), 3M LIBOR + 5.65%, 8.12%, 07/20/2031	1,750,000	1,749,933

Collateralized Loan Obligations(c)(d)(h) (continued)

	Principal Amount	Value(a)
Halcyon Loan Advisors Funding, Ltd. 2015-1, (Cayman Islands), 3M LIBOR + 5.65%, 8.12%, 04/20/2027	$750,000	$750,057
Highbridge Loan Management, Ltd. 2013-2, (Cayman Islands), 3M LIBOR + 8.25%, 10.72%, 10/20/2029	2,250,000	2,221,924
Highbridge Loan Management, Ltd. 2014-4, (Cayman Islands), 3M LIBOR + 7.36%, 9.87%, 01/28/2030	2,000,000	1,972,620
ICG U.S. CLO, Ltd. 2018-2, (Cayman Islands), 3M LIBOR + 5.75%, 8.07%, 07/22/2031	1,200,000	1,188,935
LCM XV, LP, (Cayman Islands), 3M LIBOR + 6.50%, 8.97%, 07/20/2030	1,850,000	1,872,759
LCM XVII, LP, (Cayman Islands), 3M LIBOR + 6.00%, 8.43%, 10/15/2031	3,750,000	3,749,599
LCM XXIII, LP, (Cayman Islands), 3M LIBOR + 7.05%, 9.52%, 10/20/2029	3,000,000	3,080,949
Mountain Hawk III CLO, Ltd., (Cayman Islands), 3M LIBOR + 4.85%, 7.29%, 04/18/2025	2,000,000	1,895,314
Neuberger Berman CLO XVII, Ltd. 2014-17A, (Cayman Islands), 3M LIBOR + 6.55%, 9.02%, 04/22/2029	1,000,000	1,003,689
Northwoods Capital XII-B, Ltd., (Cayman Islands), 3M LIBOR + 5.79%, 8.13%, 06/15/2031	2,000,000	1,938,920
Oaktree CLO, Ltd. 2014-1, (Cayman Islands), 3M LIBOR + 6.30%, 8.64%, 05/13/2029	5,000,000	5,007,530
Octagon Investment Partners XV, Ltd., (Cayman Islands), 3M LIBOR + 7.00%, 9.45%, 07/19/2030	1,500,000	1,533,487
Octagon Investment Partners XXVIII, Ltd., (Cayman Islands), 3M LIBOR + 6.50%, 8.99%, 10/24/2027	2,000,000	2,000,622
OHA Credit Partners VII, Ltd., (Cayman Islands), 3M LIBOR + 7.50%, 9.82%, 11/20/2027	2,850,000	2,852,380
OHA Credit Partners XI, Ltd., (Cayman Islands), 3M LIBOR + 7.90%, 01/20/2032(g)(i)	2,750,000	2,709,194

Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2018

Collateralized Loan Obligations(c)(d)(h) (continued)

	Principal Amount	Value(a)
OHA Credit Partners XI, Ltd., (Cayman Islands), 3M LIBOR + 8.10%, 10.57%, 10/20/2028	$2,000,000	$2,000,776
OZLM XI, Ltd., (Cayman Islands), 3M LIBOR + 7.00%, 9.52%, 10/30/2030	2,750,000	2,809,694
Silver Creek CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.40%, 8.87%, 07/20/2030	1,000,000	1,002,770
Steele Creek CLO, Ltd. 2015-1, (Cayman Islands), 3M LIBOR + 8.85%, 11.16%, 05/21/2029	3,000,000	2,998,443
Steele Creek CLO, Ltd. 2016-1, (Cayman Islands), 3M LIBOR +5.75%, 8.08%, 06/15/2031	3,000,000	2,950,101
TCI-Cent CLO, Ltd. 2016-1, (Cayman Islands), 3M LIBOR + 6.75%, 9.26%, 12/21/2029	2,000,000	2,006,526
THL Credit Wind River CLO, Ltd. 2015-2, (Cayman Islands), 3M LIBOR + 7.80%, 10.24%, 10/15/2027	2,000,000	2,003,692
THL Credit Wind River CLO, Ltd. 2016-2, (Cayman Islands), 3M LIBOR + 6.48%, 8.82%, 11/01/2028	1,750,000	1,749,996
Venture 28A CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.16%, 8.63%, 10/20/2029	3,000,000	3,006,120
Venture XXIV CLO, Ltd. 2016-24A, (Cayman Islands), 3M LIBOR + 6.72%, 9.19%, 10/20/2028	700,000	702,189
Venture XXVI CLO, Ltd. 2017-26A, (Cayman Islands), 3M LIBOR + 6.80%, 9.27%, 01/20/2029	1,000,000	1,013,534
Venture XXVII CLO, Ltd. 2017-27A, (Cayman Islands), 3M LIBOR + 6.35%, 8.82%, 07/20/2030	2,025,000	2,033,471
Venture XXVIII CLO, Ltd. 2017-28A, (Cayman Islands), 3M LIBOR + 6.16%, 8.63%, 10/20/2029	1,000,000	1,002,040
Vibrant CLO X, Ltd., (Cayman Islands), 3M LIBOR + 6.19%, 8.63%, 10/20/2031	3,000,000	2,967,789
Voya CLO, Ltd. 2013-3, (Cayman Islands), 3M LIBOR + 5.90%, 8.34%, 10/18/2031(g)	2,750,000	2,750,000
Voya CLO, Ltd. 2017-3, (Cayman Islands), 3M LIBOR + 6.20%, 8.67%, 07/20/2030	1,950,000	1,966,259

Collateralized Loan Obligations(c)(d)(h) (continued)

	Principal Amount	Value(a)
Wellfleet CLO, Ltd. 2017-2, (Cayman Islands), 3M LIBOR + 6.75%, 9.22%, 10/20/2029	$2,000,000	$2,025,260
		110,756,695
Collateralized Loan Obligations — Equity 13.1%
Allegro CLO VIII, Ltd., (Cayman Islands), 13.01%, 07/15/2031	3,500,000	3,100,146
Allegro CLO, Ltd. 2017-1A, (Cayman Islands), 13.75%, 10/16/2030	2,000,000	1,882,316
AMMC CLO XXI, Ltd., (Cayman Islands), 11.74%, 11/02/2030	500,000	403,258
Atlas Senior Loan Fund III, Ltd., (Cayman Islands), 11.99%, 11/17/2027	1,800,000	886,849
Carlyle Global Market Strategies CLO, Ltd. 2013-4, (Cayman Islands), 27.99%, 01/15/2031	1,259,000	783,602
Carlyle Global Market Strategies CLO, Ltd. 2018-3, (Cayman Islands), 13.01%, 10/15/2030(g)	3,222,500	2,642,450
Carlyle Global Market Strategies CLO, Ltd. 2017-3, (Cayman Islands), 12.70%, 07/20/2029	1,750,000	1,456,961
Cedar Funding IV CLO, Ltd., (Cayman Islands), 19.70%, 07/23/2030	4,000,000	3,185,292
Cedar Funding V CLO, Ltd., (Cayman Islands), 18.50%, 07/17/2031	1,546,000	1,455,115
Cedar Funding VI CLO, Ltd., (Cayman Islands), 12.34%, 10/20/2028	2,000,000	1,952,246
Cedar Funding VIII CLO, Ltd., (Cayman Islands), 10.07%, 10/17/2030	2,000,000	1,623,750
Crestline Denali CLO XVI, Ltd. 2018-1A, (Cayman Islands), 13.15%, 01/20/2030	2,000,000	1,774,374
Dryden 57 CLO, Ltd., (Cayman Islands), 14.78%, 05/15/2031	573,500	534,820
Halcyon Loan Advisors Funding, Ltd. 2017-1, (Cayman Islands), 11.07%, 06/25/2029	1,750,000	1,463,882
ICG U.S. CLO, Ltd. 2018-2, (Cayman Islands), 13.01%, 07/22/2031	3,500,000	3,417,711

Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2018

Collateralized Loan Obligations(c)(d)(h) (continued)

	Principal Amount	Value(a)
LCM XIII, LP, (Cayman Islands), 6.93%, 01/19/2023	$2,175,000	$1,112,665
LCM XV, LP, (Cayman Islands), 16.89%, 07/20/2030	5,875,000	2,574,701
LCM XXIII, LP, (Cayman Islands), 5.90%, 10/20/2029	3,100,000	2,053,356
Madison Park Funding XII, Ltd., (Cayman Islands), 14.45%, 07/20/2026	4,000,000	2,514,496
Mariner CLO, Ltd. 2018-5, (Cayman Islands), 14.45%, 04/25/2031	2,567,500	2,272,345
Oaktree CLO, Ltd. 2015-1A, (Cayman Islands), 25.22%, 10/20/2027	4,000,000	3,141,032
Oaktree CLO, Ltd. 2018-1, (Cayman Islands), 13.01%, 10/20/2030(g)(i)	4,250,000	3,676,250
OHA Credit Partners VII, Ltd., (Cayman Islands), 9.55%, 11/20/2027	2,000,000	1,366,650
OZLM XIX, Ltd. 2017-19A, (Cayman Islands), 13.12%, 11/22/2030	2,440,000	2,028,338
OZLM XXI, Ltd. 2017-21A, (Cayman Islands), 13.73%, 01/20/2031	1,750,000	1,484,803
Venture XXX CLO, Ltd., (Cayman Islands), 14.16%, 01/15/2031	2,100,000	1,783,513
Vibrant CLO VI, Ltd., (Cayman Islands), 10.51%, 06/20/2029	1,500,000	1,224,753
Voya CLO, Ltd. 2017-2, (Cayman Islands), 11.07%, 06/07/2030	1,000,000	781,220
West CLO 2013-1, Ltd., (Cayman Islands), 0.00%, 11/07/2025	500,000	167,729
		52,744,623
Total Collateralized Loan Obligations (Cost: $161,235,806)		163,501,318

Common Stocks 0.8%(c)(d)

	Shares	Value(a)
Business Equipment and Services 0.3%
Affinion Group Holdings, Inc.(k)	87,683	$1,096,038
Oil and Gas 0.5%
Templar Energy, LLC, Class A Common Equity	145,457	109,092
Templar Energy, LLC, Class A Preferred Equity(g)(l)	235,016	2,145,700
		2,254,792
Total Common Stocks (Cost: $11,523,094)		3,350,830
Total Investments — 142.2% (Cost: $582,001,464)		$571,497,947
Liabilities in Excess of Other Assets — (42.2%)		(169,541,536)
Net Assets — 100.0%		$401,956,411

Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments (continued)

October 31, 2018

Footnotes:

(a)  Investment holdings in foreign currencies are converted to U.S. Dollars using period end spot rates. All investments are in United States enterprises unless otherwise noted.

(b)  Variable rate coupon rate shown as of October 31, 2018.

(c)  All of the company's Senior Loans, Collateralized Loan Obligations, Common Stocks and Corporate Bonds issued as 144A, which as of October 31, 2018 represented 112.4% of the Fund's net assets or 76.5% of the Fund's total assets, are subject to legal restrictions on sales.

(d)  Investments whose values were determined using significant unobservable inputs (Level 3) (See Note 3 of the Notes to Financial Statements).

(e)  This position or a portion of this position represents an unsettled loan purchase. The interest rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor plus a spread which was determined at the time of purchase.

(f)  As of October 31, 2018, Ares Dynamic Credit Allocation Fund, Inc. (the "Fund") had entered into the following commitments to fund various revolving and delayed draw senior secured and subordinated loans. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and there can be no assurance that such conditions will be satisfied. See Note 2 of the Notes to Financial Statements for further information on revolving and delayed draw loan commitments.

Unfunded security	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments
GlobalLogic Holdings, Inc.	$138,340	$—	$138,340
Radiology Partners, Inc.	211,288	—	211,288
St. George's University Scholastic Services, LLC	1,077,053	—	1,077,053
Total	$1,426,681	$—	$1,426,681

(g)  Security valued at fair value using methods determined in good faith by or under the direction of the board of directors.

(h)  Collateralized Loan Obligations are all issued as 144A securities.

(i)  When-Issued or delayed delivery security based on typical market settlement convention for such security.

(j)  Interest rates on floating rate term loans adjust periodically based upon a predetermined schedule. Stated interest rates in this schedule represents the "all-in" rate as of October 31, 2018.

(k)  Non-income producing security as of October 31, 2018.

(l)  Payment-in-kind security, which may pay interest/dividends in additional par/shares.

  As of October 31, 2018, the aggregate cost of securities for Federal income tax purposes was $581,801,087. Unrealized appreciation and depreciation on investments for Federal income tax purposes are as follows:

Gross unrealized appreciation	$7,888,759
Gross unrealized depreciation	(18,191,899)
Net unrealized depreciation	$(10,303,140)

Abbreviations:

144A   Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

CLO  Collateralized Loan Obligation

Currencies:

€  Euro Currency

£  British Pounds

$  U.S. Dollars

Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Assets and Liabilities

October 31, 2018

Assets:
Investments, at value (cost $582,001,464)	$571,497,947
Cash	6,455,577
Cash denominated in foreign currency, at value (cost $607,080)	593,966
Receivable for securities sold	5,474,811
Interest and principal receivable	6,674,383
Total assets	590,696,684
Liabilities:
Line of credit outstanding, at par value of 165,413,669 less unamortized debt issuance costs of $212,327 (see Note 5)	165,201,342
Payable for securities purchased	22,289,103
Payable for investment advisory fees	484,887
Payable for interest expense	433,054
Payable for administration and transfer agent fees	38,777
Payable for investor support fees	33,946
Accrued expenses and other payables	259,164
Total liabilities	188,740,273
Commitments and contingencies (See Note 2)	—
Net assets	$401,956,411
Net assets consist of:
Paid-in capital	$444,864,142
Distributable earnings accumulated loss	(42,907,731)
Net assets	$401,956,411
Common shares:
Shares outstanding (authorized 1 billion shares of $0.001 par value)	22,962,441
Net asset value per share	$17.50

Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Operations

For the year ended October 31, 2018

Investment income:
Interest	$44,071,663
Expenses:
Investment advisory fees (Note 6)	5,886,195
Interest expense (Note 5)	4,764,533
Administrative services of the adviser (Note 6)	440,680
Legal fees	272,253
Investor support fees (Note 6)	412,033
Administration, custodian and transfer agent fees (Note 6)	421,231
Insurance expense	235,757
Amortization of debt issuance costs (Note 5)	74,966
Audit fees	145,700
Directors fee expense	161,260
Commitment fee expense (Note 5)	52,782
Printing expense	93,188
Tax expense	50,018
Other expenses	123,525
Total expenses	13,134,121
Net investment income	30,937,542
Net realized and unrealized gain on investments and foreign currency
Net realized gain on investments	4,198,381
Net realized loss on foreign currency	(177,717)
Net unrealized loss on investments	(17,994,057)
Net unrealized gain on foreign currency	1,113,246
Net realized and unrealized loss on investments and foreign currency	(12,860,147)
Total increase in net assets resulting from operations	$18,077,395

Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended
	October 31, 2018	October 31, 2017
Increase (decrease) in net assets from operations:
Net investment income	$30,937,542	$30,593,545
Net realized gain on investments and foreign currency	4,020,664	1,642,367
Net unrealized gain/(loss) on investments and foreign currency	(16,880,811)	18,277,170
Net increase from operations	18,077,395	50,513,082
Distributions to shareholders from:
Distributable earnings*	(29,506,878)	(28,477,182)
Increase (decrease) in net assets from operations and distributions	(11,429,483)	22,035,900
Share transactions:
Cost of shares repurchased (Note 4)	—	(437,057)
Net increase (decrease) from share transactions	—	(437,057)
Total increase (decrease) in net assets	(11,429,483)	21,598,843
Net Assets, beginning of period	413,385,894	391,787,051
Net Assets, end of period	$401,956,411	$413,385,894

* See Note 2, Significant Accounting Policies, in the Notes to Financial Statements for more information.

Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Statement of Cash Flows

For the year ended October 31, 2018

Operating activities:
Net increase in net assets from operations	$18,077,395
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(488,749,697)
Proceeds from the sale of investments	487,677,755
Amortization and accretion of discounts and premiums, net	1,670,251
Net realized gain on investments	(4,198,381)
Net unrealized loss on investments	17,994,057
Effect of exchange rate changes on line of credit	(719,655)
Amortization of debt issuance cost	74,966
Payment-in-kind interest	(180,670)
Changes in operating assets and liabilities:
Receivable for securities sold	4,603,476
Interest and principal receivable	(278,043)
Payable for securities purchased	(771,582)
Payable for investment advisory fees	(15,169)
Payable for interest expense	(42,901)
Payable for commitment fees	(106,228)
Payable for administration and transfer agent fees	(9,079)
Payable for investor support fees	(1,062)
Accrued expenses and other payables	(504,554)
Net cash flow provided by operating activities	34,520,879
Financing activities:
Borrowings on line of credit	164,488,464
Paydowns of line of credit	(168,515,555)
Deferred debt issuance costs	(219,872)
Distributions paid to common shareholders	(29,506,878)
Net cash used in financing activities	(33,753,841)
Net increase in cash	767,038
Cash:
Beginning of period	6,282,505
End of period	$7,049,543
Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$4,807,434

Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Financial Highlights

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014
Per share data:
Net asset value, beginning of period	$18.00	$17.04	$16.95	$18.72	$19.43
Income from investment operations:
Net investment income	1.35	1.33	1.23	1.21	1.24
Net realized and change in unrealized gain (loss)	(0.56)	0.87	0.16	(1.58)	(0.55)
Total income from investment operations	0.79	2.20	1.39	(0.37)	0.69
Less distributions declared to shareholders:
From net investment income	(1.29)	(1.24)	(1.23)	(1.33)	(1.40)
From net realized gains	—	—	—	(0.07)	—
From return of capital	—	—	(0.07)	— (a)	—
Total distributions declared to shareholders	(1.29)	(1.24)	(1.30)	(1.40)	(1.40)
Net asset value common shares, end of period	$17.50	$18.00	$17.04	$16.95	$18.72
Market value common shares, end of period	$14.97	$16.45	$14.70	$14.37	$16.86
Net asset value total return(b)	4.47%	13.33%	8.98%	(2.11)%	3.54%
Market value total return(c)	(1.43)%	20.91%	12.47%	(6.74)%	1.02%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)	$401,956	$413,386	$391,787	$398,044	$321,368
Expenses, inclusive of interest expense and amortization of debt issuance	3.20%	2.90%	2.96%	2.83%	2.58%
Expenses, exclusive of interest expense and amortization of debt issuance	2.02%	2.08%	2.34%	2.39%	1.97%
Net investment income	7.54%	7.52%	7.68%	6.51%	6.40%
Portfolio turnover rate	82.47%	84.35%	92.30%	89.67%	96.01%

(a)  Less than $0.005.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan.

(c)  Based on market value per share (beginning market value common shares $20.00). Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan.

Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements

October 31, 2018

(1) Organization

Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC) ("ARDC" or "Fund") is a corporation incorporated under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as a closed-end, diversified, management investment company, and intends to qualify each year to be treated as a Regulated Investment Company ("RIC"), under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund commenced operations on November 27, 2012. Ares Capital Management II LLC (the "Adviser") was registered as a Registered Investment Adviser with the SEC on June 9, 2011 and serves as the investment adviser to the Fund.

Investment Objective and Policies

The Fund's investment objective is to seek an attractive risk adjusted level of total return, primarily through current income and, secondarily, through capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a broad, dynamically managed portfolio of (i) senior secured loans ("Senior Loans") made primarily to companies whose debt is rated below investment grade, (ii) corporate bonds ("Corporate Bonds") that are primarily high yield issues rated below investment grade, (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) securities issued by entities commonly referred to as collateralized loan obligations ("CLOs") and other asset-backed securities. The Fund's investments in CLOs may include investments in subordinated tranches of CLO securities. The Adviser will dynamically allocate the Fund's portfolio among investments in the various targeted credit markets, to seek to manage interest rate and credit risk and the duration of the Fund's portfolio. Under normal market conditions, the Fund will not invest more than (i) 40% of its Managed Assets in CLOs and other asset-backed securities, or (ii) 10% of its Managed Assets in subordinated (or residual) tranches of CLO securities. "Managed Assets" means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness.

(2) Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared on an accrual basis of accounting in conformity with U.S. generally accepted accounting principles ("GAAP"), and includes the accounts of the Fund. The Fund is an investment company following accounting and reporting guidance in Financial Accounting Standards ("FASB") Accounting Standards Codification ("ASC") Topic 946, Financial Services — Investment Companies. The Adviser makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates and such differences may be material.

Investments Valuation

All investments in securities are recorded at their fair value, as described in more detail in Note 3.

Interest Income

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected, and adjusted for accretion of discounts and amortization of premiums. The Fund may have investments that contain payment-in-kind ("PIK") provisions. The PIK interest, computed at the contractual rate specified, may be added to the principal balance and adjusted cost of the investments or paid out in cash and recorded as interest income. The PIK interest for the year ended October 31, 2018 of $180,670 was recorded as interest income.

Discounts and Premiums

Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective interest method. The adjusted cost of investments represents the original cost adjusted for PIK interest and the accretion of discounts and amortization of premiums.

Cash and Cash Equivalents

The Fund considers all highly liquid investments with original maturities of 90 days or less to be cash equivalents. The Fund's cash and cash equivalents are maintained with a major United States financial institution, which is a member of the Federal Deposit Insurance Corporation. As of October 31, 2018, the Fund's current cash balance exceeds insurance limits, the risk of loss is remote and there are no cash equivalents.

Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on the trade date. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is earned from settlement date and is recorded on the accrual basis. Realized gains and losses are reported on the specific identification method. Expenses are recorded on the accrual basis as incurred.

Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2018

Foreign Currency Transactions and Forward Foreign Currency Contracts

Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates effective on the date of valuation; and (ii) purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on transaction dates.

The Fund does not isolate that portion of the results of operations resulting from the changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain (loss) on investments in the Statements of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of income and expense items recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from the changes in fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transaction clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. A forward foreign currency contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date. The Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract. The fair values of the forward foreign currency exchange contracts are obtained from an independent pricing source.

Dividends to Shareholders

The Fund intends to make regular monthly cash distributions of all or a portion of its net investment income available to common shareholders. The Fund intends to pay common shareholders at least annually all or substantially all of its net investment income. The Fund intends to pay any capital gains distributions at least annually. Dividends to shareholders are recorded on the ex-dividend date.

The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than another. The Fund will make distributions only if authorized by its board of directors and declared by the Fund out of assets legally available for these distributions. The Fund may pay a special distribution at the end of each calendar year. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital to shareholders, which would reduce the Fund's net asset value and, over time, potentially increase the Fund's expense ratios. If the Fund distributes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund's earned income or other profits. The board of directors may elect to change the Fund's distribution policy at any time.

Commitments and Contingencies

In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Commitments to extend credit include loan proceeds the Fund is obligated to advance, such as delayed draws or revolving credit arrangements. Commitments generally have fixed

Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2018

expiration dates or other termination clauses. Unrealized gains or losses associated with unfunded commitments are recorded in the financial statements and reflected as an adjustment to the fair value of the related security in the Schedule of Investments. The par amount of the unfunded commitments is not recognized by the Fund until it becomes funded. As of October 31, 2018, the value of loans disclosed in the Schedule of Investments does not include unfunded commitments, which total $1,426,681.

Income Taxes

The Fund intends to distribute all or substantially all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986 (the "Code"), as amended, applicable to RICs. Accordingly, no provision for U.S. federal income taxes is required.

The Fund may elect to incur an excise tax if it is deemed prudent by its board of directors from a cash management perspective or in the best interest of shareholders due to other facts and circumstances. For the year ended October 31, 2018, the Fund accrued U.S. federal excise tax of $50,018.

As of October 31, 2018, which is the end of the Fund's taxable year, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

Net investment income and net realized gains and losses may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to differing treatments for foreign currency gains and losses, defaulted bonds, excise taxes, pay down gains and losses and losses due to wash sales and QEF income and capital gains. To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the fiscal period that the differences arise. On the Statement of Assets and Liabilities, the following reclassifications were made:

Undistributed net investment income	$(674,631)
Accumulated net realized gain/(loss)	724,649
Additional paid-in capital/(reduction)	(50,018)

The character of distributions made during the fiscal period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which amounts are distributed may differ from the fiscal period that the income or realized gains or losses were recorded by the Fund.

The character of distributions paid during the fiscal year ended October 31, 2018 was as follows:

	2018	2017
Ordinary income	$29,506,878	$28,477,182
Capital gain	—	—
Return of capital	—	—

As of October 31, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,725,671
Undistributed capital gains	—
Accumulated capital and other losses	(32,854,156)
Other undistributed ordinary losses	—
Net unrealized appreciation (depreciation)	(12,779,246)
Total accumulated deficit	$(42,907,731)

As of October 31, 2018, the Fund had capital loss carryovers as indicated below. The capital loss carryovers are available to offset future realized capital gains to the extent provided in the Code and regulations promulgated thereunder.

No Expiration Short-Term(1)	No Expiration Long-Term(1)
—	$(32,854,156)

(1) On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modifies several of the federal income and excise tax provisions related to RICs. Under the Modernization Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law where capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. These losses without expiration must be used prior to the loss layers with expiration.

During the year ended October 31, 2018, the Fund utilized capital loss carryforwards of $4,250,956.

ASC 740, Income Taxes, provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. The Fund has evaluated the implications of ASC 740 for all open tax years, and has determined there is no impact to the Fund's financial statements as of October 31, 2018. The Fund's federal and state income returns for which the applicable statutes of limitations have not expired (2015, 2016, 2017) remain subject to examination by the Internal Revenue Service and states department of revenue.

All penalties and interest associated with income taxes, if any, are included in other expenses in the Statement of Operations. There were no penalties and interest incurred by the Fund for the current fiscal year.

Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2018

Deferred Debt Issuance Costs

Debt issuance costs are amortized over the life of the related debt instrument using the straight line method.

Recently Issued Accounting Pronouncements

In March 2017, the FASB issued ASU No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount, which continue to be amortized to maturity. The ASU is effective for fiscal years and for interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement ("ASU No. 2018-13"). ASU No. 2018-13 will modify the disclosure requirements for fair value measurements by removing, modifying, or adding certain disclosures. ASU No. 2018-13 is effective for annual reporting periods beginning after December 15, 2019, including interim periods within that reporting period. Early adoption is permitted upon issuance of ASU No. 2018-13. The Fund is permitted to adopt early any removed or modified disclosures upon issuance of ASU No. 2018-13 and delay adoption of the additional disclosures until their effective date. Management is currently evaluating the impact, if any, of applying this provision.

SEC Disclosure Update and Simplification

In October 2018, the SEC adopted amendments to certain disclosure requirements that had become "redundant, duplicative, overlapping, outdated or superseded, in light of the other SEC disclosure requirements, GAAP or changes in the information environment." The compliance date for the amendments to Regulation S-X is November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has evaluated the impact of the amendments and determined the effect of the adoption of the simplification rules on financial statements will be limited to additional disclosures.

(3) Investments

Fair Value Measurements

The Fund follows the provisions of ASC 820, Fair Value Measurements and Disclosures ("ASC 820") under U.S. GAAP, which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. This standard defines fair value and establishes a hierarchal disclosure framework, which prioritizes and ranks the level of market price observability used in measuring investments at fair value and expands disclosures about assets and liabilities measured at fair value. ASC 820 defines "fair value" as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchal disclosure framework establishes a three-tier hierarchy to maximize the use of observable data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique.

Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•  Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access

•  Level 2 — Valuations based on quoted prices in markets that are not active or which all significant inputs are observable either directly or indirectly

•  Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement

In addition to using the above inputs in investment valuations, the Fund continues to employ a valuation policy that is consistent with the provisions of ASC 820. Consistent with its valuation policy, the Fund evaluates the source of inputs, including any markets in which the Fund's investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. The Fund's valuation policy considers the fact that because there may not be a readily available market value for the investments in the Fund's portfolio, therefore, the fair value of the investments may be determined using unobservable inputs.

The investments classified as Level 1 or Level 2 are typically valued based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs. The Adviser obtains prices

Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2018

from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. The Adviser is responsible for all inputs and assumptions related to the pricing of securities. The Adviser has internal controls in place that support its reliance on information received from third-party pricing sources. As part of its internal controls, the Adviser obtains, reviews, and tests information to corroborate prices received from third-party pricing sources. For any security, if market or dealer quotations are not readily available, or if the Adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Adviser and will be classified as Level 3. In such instances, the Adviser will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value.

Senior loans and corporate debts: The fair value of senior loans and corporate debt is estimated based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs and are generally classified within Level 2 or 3. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. If the pricing services are only able to obtain a single broker quote or utilize a pricing model the securities will be classified as Level 3. If the pricing services are unable to provide prices, the Adviser will attempt to obtain one or more broker quotes directly from a dealer and price such securities at the last bid price obtained; such securities are classified as Level 3.

Collateralized loan obligations: The fair value of CLOs is estimated based on various valuation models from third-party pricing services as well as internal models. The valuation models generally utilize discounted cash flows and take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, the characteristics and condition of the underlying collateral, comparable yields for similar securities and recent trading activity. These securities are classified as Level 3.

Common Stocks: The fair value of common stocks is estimated using either broker quotes or an analysis of the enterprise value ("EV") of the portfolio company. Enterprise value means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company's EBITDA (generally defined as net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The Fund may also employ other valuation multiples to determine EV, such as revenues. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Fund has control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind down analysis may be utilized to estimate enterprise value.

The following is a summary of the inputs used as of October 31, 2018, in valuing the Fund's investments carried at fair value:

	Level 1 — Quoted Prices ($)	Level 2 — Other Significant Observable Inputs ($)	Level 3 — Significant Unobservable Inputs ($)	Total ($)
Senior Loans	—	106,430,886	22,406,933	128,837,819
Corporate Bonds	—	275,807,980	—	275,807,980
Collateralized Loan Obligations	—	—	163,501,318	163,501,318
Common Stock	—	—	3,350,830	3,350,830
Total Investments	—	382,238,866	189,259,081	571,497,947

The following is a reconciliation of the Fund's investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2018

For the year ended October 31, 2018:

	Senior Loans ($)	Collateralized Loan Obligations ($)	Common Stock ($)	Warrants ($)	Total ($)
Balance as of October 31, 2017	13,356,837	147,531,396	2,384,970	2,146	163,275,349
Purchases(a)	13,643,265	77,793,931	180,670	—	91,617,866
Sales(b)	(4,937,520)	(61,755,521)	—	(94)	(66,693,135)
Net realized and unrealized gain/(loss)	18,941	(388,813)	(310,848)	(2,052)	(682,772)
Net accrued discounts	21,327	320,325	—	—	341,652
Transfers in to Level 3	6,943,266	—	1,096,038	—	8,039,304
Transfers out of Level 3	(6,639,183)	—	—	—	(6,639,183)
Balance as of October 31, 2018	22,406,933	163,501,318	3,350,830	—	189,259,081
Net change in unrealized appreciation/(depreciation) from Investments held as of October 31, 2018	96,932	(1,058,710)	(310,847)	—	(1,272,625)

(a) Purchases include PIK interest and securities received from restructure.

(b) Sales include principal redemptions.

Investments were transferred into and out of Level 3 and into and out of Level 2 during the year ended October 31, 2018 due to changes in the quantity and quality of information obtained to support the fair value of each investment as assessed by the Adviser.

There were no transfers between Level 1 and 2 during the period. It is the Fund's policy to recognize transfers into and out of all levels at the end of the reporting period.

The valuation techniques used by the Adviser to measure fair value as of October 31, 2018 maximized the use of observable inputs and minimized the use of unobservable inputs. The valuation techniques and significant amounts of unobservable inputs used in the valuation of the Fund's Level 3 securities are outlined in the table below.

	Fair Value ($)	Valuation Technique	Unobservable Inputs	Range
Assets Investments in securities
Senior Loans	22,406,933	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A
Collateralized Loan Obligations	154,432,618	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A
Collateralized Loan Obligations	9,068,700	Recent Transaction	Recent Transaction Price	$82-$100
Common Stock	1,205,130	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A
	Fair Value ($)	Valuation Technique	Unobservable Inputs	Range
Common Stock	2,145,700	Enterprise Value Analysis — Adjusted NAV and Comparable Companies Analysis	NAV, EBITDA Multiples and Production Multiplier	PVIO 2.5x-5.0x $8,000- $20,000
Total Level 3 Investments	189,259,081

(4) Common Stock

Common share transactions were as follows:

	Year ended October 31, 2018
	Shares	Amount ($)
Common shares outstanding — beginning of period	22,962,441	429,786,323
Common shares repurchased — shares repurchase plan	—	—
Common shares outstanding — end of period	22,962,441	429,786,323

The board of directors has authorized the repurchase of shares of the Fund's outstanding common stock on the open market at the fund management's discretion when shares of the common stock are trading on the NYSE at a discount of 10% or more (or such other percentage as the board of directors may determine from time to time) from the net asset value of the shares. The Fund is not required to effect common share repurchases. Any such purchases of Fund shares of common stock may not materially impact the discount of the market price of the Fund's shares of common stock relative to their

Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2018

net asset value and any narrowing of this discount that does result may not be maintained.

(5) Credit Facility

On October 2, 2018, the Fund amended its credit agreement with State Street Bank and Trust Company (the "Lender") in which the Lender agreed to make loans of up to $212 million to the Fund (the "Credit Facility") secured by certain assets of the Fund. Loans under the Credit Facility generally bear interest at the applicable LIBOR rate plus 0.95%. The interest expense was $4,764,533 for the year ended October 31, 2018. Unused portions of the Credit Facility accrue a commitment fee equal to an annual rate of 0.15%. Prior to October 2, 2018, unused portions of the Credit Facility accrued a commitment fee equal to an annual rate of 0.15% if 80% of the Credit Facility was utilized or 0.25% if less than 80% of the Credit Facility was utilized. The unused commitment fee for the year ended October 31, 2018 was $52,782 for the Fund. Debt issuance costs including related legal expenses incurred by the Fund in connection with the Credit Facility are deferred and are amortized using the straight line method over the term of the Credit Facility. These amounts are included in the Statement of Operations as amortization of debt issuance cost. The fair value of the Fund's borrowings under the Credit Facility approximates the carrying amount presented in the accompanying Statements of Assets and Liabilities at cost for the remaining maturity for which the Fund has determined would be categorized as Level 2 in the fair value hierarchy.

The weighted average outstanding daily balance of all loans during the period from November 1, 2017 to October 31, 2018 was approximately $175,499,530 with an average borrowing cost of 2.73%. As of October 31, 2018, the amount outstanding under the Credit Facility was $165,413,669. The Credit Facility maturity date is October 2, 2020 and as of October 31, 2018 the Fund was in compliance in all material respects with the terms of the Credit Facility.

Under the Investment Company Act, the Fund is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter the Fund will have an asset coverage of at least 300%. In general, the term "asset coverage" for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund. In addition, the Fund may be limited in its ability to declare any cash distribution on its capital stock or purchase its capital stock unless, at the time of such declaration or purchase, the Fund has an asset coverage (on its indebtedness) of at least 300% after deducting the amount of such distribution or purchase price, as applicable. For non-public indebtedness issued by the Fund (for example, the Credit Facility), the Fund may be able to continue to pay distributions on its capital stock or purchase its capital stock even if the asset coverage ratio on its indebtedness falls below 300%. As of October 31, 2018, the Fund's asset coverage was 343%.

(6) Investment Advisory and Other Agreements

The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Adviser is an affiliate of Ares Management Corporation ("Ares") and leverages Ares' entire investment platform and benefits from the significant capital markets, trading and research expertise of all of Ares' investment professionals.

The Adviser provides certain investment advisory and administrative services to the Fund pursuant to the investment advisory agreement with the Fund ("Investment Advisory Agreement"). Pursuant to its Investment Advisory Agreement, the Fund has agreed to pay the Adviser a management fee at an annual rate of 1.00% of the average daily value of the Fund's total assets (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness ("Managed Assets"). The management fees incurred by the Fund for the year ended October 31, 2018 were $5,886,195.

In addition to advisory services, the Adviser and its affiliates provide certain administrative services to the Fund at the Fund's request. Under the Investment Advisory Agreement, the Adviser may seek reimbursement from the Fund for the costs of these administrative services provided to the Fund by the Adviser and its affiliates. The Fund incurred such administrative costs of $440,680 for the year ended October 31, 2018.

The Fund has engaged State Street Bank and Trust Company ("State Street") to serve as the Fund's administrator, custodian and transfer agent. Under the service agreements between State Street and the Fund, State Street provides certain administrative services necessary for the operation of the Fund. Such services include maintaining certain Fund books and records, providing accounting and tax services and preparing certain regulatory filings. State Street also performs custodial, fund accounting and portfolio accounting services, as well as transfer agency and dividend paying services with respect to the common shares. The Fund pays State Street for these services. The total expenses incurred by the Fund for the year ended October 31, 2018 were $421,231.

Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2018

The Fund has retained Destra Capital Investments LLC ("Destra") to provide investor support services in connection with the on-going operation of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries, communicating with the NYSE specialist for the Fund's common shares and with the closed-end fund analyst community regarding the Fund on a regular basis, and maintaining a website for the Fund. The Fund pays Destra a fee equal to 0.07% of Managed Assets per annum for these services. The terms of this agreement are in effect for an initial period of two years and shall thereafter continue for successive one year periods. The total expenses incurred by the Fund for the year ended October 31, 2018 were $412,033.

(7) Investment Transactions

For the year ended October 31, 2018, the cost of investments purchased and proceeds from the sale of investments, excluding short obligations, were as follows:

Cost of Investments Purchased	Proceeds from the Sale of Investments
$488,749,697	$(487,677,755)

(8) Risk Factors

Senior Loans Risk

Although senior loans ("Senior Loans") are senior and typically secured in a first or second lien position in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured, the risks associated with such Senior Loans are generally similar to the risks of other below investment grade fixed income instruments. Investments in below investment grade Senior Loans are considered speculative because of the credit risk of the issuers of debt instruments (each, a "Borrower"). Such Borrowers are more likely than investment grade Borrowers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the net asset value of the Fund and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which could adversely affect the Senior Loan's value.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower's obligation in the event of nonpayment of scheduled interest or principal payments, whether when due or upon acceleration, or that the collateral could be liquidated, readily or otherwise. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a Senior Loan. The collateral securing a Senior Loan, if any, may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. Additionally, a Senior Loan may be "primed" in bankruptcy, which reduces the ability of the holders of the Senior Loan to recover on the collateral.

There may be less readily available information about most Senior Loans and the Borrowers thereunder than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Borrowers subject to the periodic reporting requirements of Section 13 of the Exchange Act. Senior Loans may be issued by companies that are not subject to SEC reporting requirements and these companies, therefore, do not file reports with the SEC that must comply with SEC form requirements and, in addition, are subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. As a result, the Adviser will rely primarily on its own evaluation of a Borrower's credit quality rather than on any available independent sources. Consequently, the Fund will be particularly dependent on the analytical abilities of the Adviser. In certain circumstances, Senior Loans may not be deemed to be securities under certain federal securities laws, other than the Investment Company Act. Therefore, in the event of fraud or misrepresentation by a Borrower or an arranger, the Fund may not have the protection of the antifraud provisions of the federal securities laws as would otherwise be available for bonds or stocks. Instead, in such cases, parties generally would rely on the contractual provisions in the Senior Loan agreement itself and common law fraud protections under applicable state law.

The secondary trading market for Senior Loans may be less liquid than the secondary trading market for registered investment grade debt securities. No active trading market

Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2018

may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the Senior Loan may be adversely affected.

Subordinated Loans Risk

Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a Subordinated Loan, the first priority lien holder has first claim to the underlying collateral of the loan to the extent such claim is secured. Additionally, an over secured creditor may be entitled to additional interest and other charges in bankruptcy increasing the amount of their allowed claim. Subordinated Loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated Loans generally have greater price volatility than Senior Loans and may be less liquid.

Corporate Bonds Risk

The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate- and longer-term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the Borrower, such as investors' perceptions of the creditworthiness of the Borrower, the

Borrower's financial performance, perceptions of the Borrower in the market place, performance of management of the Borrower, the Borrower's capital structure and use of financial leverage and demand for the Borrower's goods and services. There is a risk that the Borrowers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. High yield corporate bonds are often high risk and have speculative characteristics. High yield corporate bonds may be particularly susceptible to adverse Borrower-specific developments.

CLO Securities Risk

CLOs issue securities in tranches with different payment characteristics and different credit ratings. The rated tranches of securities issued by CLOs ("CLO Securities") are generally assigned credit ratings by one or more nationally recognized statistical rating organizations. The subordinated (or residual) tranches do not receive ratings. Below investment grade tranches of CLO Securities typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO.

The riskiest portion of the capital structure of a CLO is the subordinated (or residual) tranche, which bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the subordinated tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO Securities as a class. The risks of an investment in a CLO depend largely on the collateral and the tranche of the CLO in which the Fund invests.

The CLOs in which the Fund invests may have issued and sold debt tranches that will rank senior to the tranches in which the Fund invests. By their terms, such more senior tranches may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the tranches in which the Fund invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO, holders of more senior tranches would typically be entitled to receive payment in full before the Fund receives any distribution. After repaying such senior creditors, such CLO may not have any remaining assets to use for repaying its obligation to the Fund. In the case of tranches ranking equally with the tranches

Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2018

in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO. Therefore, the Fund may not receive back the full amount of its investment in a CLO.

The transaction documents relating to the issuance of CLO Securities may impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO's investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the CLO's investment manager to maximize returns on the CLO Securities. In addition, other parties involved in CLOs, such as third-party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CLO Securities. Furthermore, CLO Securities issuance transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CLO Securities may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on CLO Securities, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the Borrower of the related CLO Securities to pay such deficiency will be extinguished.

The market value of CLO Securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. Finally, CLO Securities are limited recourse and may not be paid in full and may be subject to up to 100% loss.

Asset-Backed Securities Risk

Asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, asset-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, the underlying assets are subject to prepayments that shorten the securities' weighted average maturity and may lower their return. Asset-backed securities are also subject to risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to the assets underlying these securities, which may give the debtor the right to avoid or reduce payment. In addition, due to their often complicated structures, various asset-backed securities may be difficult to value and may constitute illiquid investments. If many Borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in asset-backed securities.

Investment and Market Risk

An investment in the common shares of the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the common shares of the Fund represents an indirect investment in the portfolio of Senior Loans, Corporate Bonds, CLO Securities and other securities and loans owned by the Fund, and the value of these securities and loans may fluctuate, sometimes rapidly and unpredictably. For instance, during periods of global economic downturn, the secondary markets for Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds may experience sudden and sharp price swings, which can be exacerbated by large or sustained sales by major investors in these markets, a high-profile default by a major Borrower, movements in indices tied to these markets or related securities or investments, or a change in the market's perception of Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds. At any point in time, an investment in the common shares of the Fund may be worth

Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2018

less than the original amount invested, even after taking into account distributions paid by the Fund, if any, and the ability of common shareholders to reinvest dividends. The Fund may utilize leverage, which will magnify the Fund's risks and, in turn, the risks to the common shareholders.

Interest Rate Risk

The market value of Corporate Bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as rates rise. Accordingly, an increase in market interest rates (which are currently considered low by historic standards) may cause a decrease in the price of a debt security and, therefore, a decline in the net asset value of the Fund's common shares. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Because Senior Loans with floating or variable rates reset their interest rates only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund's common shares. In addition, Senior Loans or similar loans or securities may allow the Borrower to opt between LIBOR-based interest rates and interest rates based on bank prime rates, which may have an effect on the net asset value of the Fund's common shares.

Liquidity Risk

The Fund may not be able to readily dispose of illiquid securities or loans at prices that approximate those at which the Fund could sell the securities or loans if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the net asset value of the common shares and ability to make dividend distributions. Some Senior Loans are not readily marketable and may be subject to restrictions on resale. Senior Loans generally are not listed on any national securities exchange and no active trading market may exist for the Senior Loans in which the Fund may invest. When a secondary market exists, if at all, the market for some Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively affect the price the Fund would receive upon disposition of such securities.

Duration and Maturity Risk

The Fund has no fixed policy regarding portfolio maturity or duration. Holding long duration and long maturity investments will expose the Fund to certain additional risks.

When interest rates rise, certain obligations will be paid off by the Borrower more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

When interest rates fall, certain obligations will be paid off by the Borrower more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as Borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the Adviser will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Special Situations and Stressed Investments Risk

Although investments in debt and equity securities and other obligations of companies that may be in some level of financial or business distress, including companies involved in, or that have recently completed, bankruptcy or other reorganization and liquidation proceedings ("Stressed Issuers") (such investments, "Special Situation Investments") may result in significant returns for the Fund, they are speculative and involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund's original investment and/or may be required to accept payment over an extended period of time. Among the risks inherent in investments in a troubled company is that it may be difficult to obtain information as to the true financial condition of such company. Troubled company investments and other distressed asset-based investments require active monitoring.

Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2018

The Fund may make investments in Stressed Issuers when the Adviser believes it is reasonably likely that the Stressed Issuer will make an exchange offer or will be the subject to a plan of reorganization pursuant to which the Fund will receive new securities in return for a Special Situation Investment. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Fund makes its investment in the Special Situation Investment and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the Fund would receive any interest payments on the Special Situation Investment, the Fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in Special Situation Investments, the Fund's ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by Special Situation Investments will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Special Situation Investments or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Special Situation Investments held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or even no value. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Special Situation Investments, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

To the extent that the Fund holds interests in a Stressed Issuer that are different (or more senior or junior) than those held by other funds and/or accounts managed by Ares or its affiliates ("Other Accounts"), the Adviser is likely to be presented with decisions involving circumstances where the interests of such Other Accounts may be in conflict with the Fund's interests. Furthermore, it is possible that the Fund's interest may be subordinated or otherwise adversely affected by virtue of such Other Accounts' involvement and actions relating to their investment. In addition, when the Fund and Other Accounts hold investments in the same Stressed Issuer (including in the same level of the capital structure), the Fund may be prohibited by applicable law from participating in restructurings, work-outs, renegotiations or other activities related to its investment in the Stressed Issuer absent an exemption due to the fact that Other Accounts hold investments in the same Stressed Issuer. As a result, the Fund may not be permitted by law to make the same investment decisions as Other Accounts in the same or similar situations even if the Adviser believes it would be in the Fund's best economic interests to do so. Also, the Fund may be prohibited by applicable law from investing in a Stressed Issuer (or an affiliate) that Other Accounts are also investing in or currently invest in even if the Adviser believes it would be in the best economic interests of the Fund to do so. Furthermore, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with Stressed Issuers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include the Fund and its affiliates. In some cases, to avoid the potential of future prohibited transactions, the Adviser may avoid recommending allocating an investment opportunity to the Fund that it would otherwise recommend, subject to the Adviser's then-current allocation policy and any applicable exemptions.

Below Investment Grade Rating Risk

Debt instruments that are rated below investment grade are often referred to as "high yield" securities or "junk bonds." Below investment grade instruments are rated "Ba1" or lower by Moody's, "BB+" or lower by S&P or "BB+" or lower by Fitch or, if unrated, are judged by the Adviser to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of an instrument that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the Borrower's financial condition. Below investment grade instruments often are considered to be speculative with respect to the capacity of the Borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments

Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2018

may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some Borrowers issuing such debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

The secondary market for below investment grade instruments may be less liquid than that for higher rated instruments. Because unrated securities may not have an active trading market or may be difficult to value, the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund's ability to achieve its investment objectives will be more dependent on the Adviser's credit analysis than would be the case when the Fund invests in rated securities.

Under normal market conditions, the Fund will invest in debt instruments rated in the lower rating categories ("Caa1" or lower by Moody's, "CCC+" or lower by S&P or CCC+ or lower by Fitch) or unrated and of comparable quality. For these securities, the risks associated with below investment grade instruments are more pronounced. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

European Risk

The Fund may invest a portion of its capital in debt securities issued by issuers domiciled in Europe, including issuers domiciled in the United Kingdom ("UK"). Concerns regarding the sovereign debt of various Eurozone countries and proposals for investors to incur substantial write-downs and reductions in the face value of the sovereign debt of certain countries give rise to concerns about sovereign defaults, the possibility that one or more countries might leave the European Union or the Eurozone and various proposals (still under consideration and unclear in material respects) for support of affected countries and the Euro as a currency. The outcome of any such situation cannot be predicted. Sovereign debt defaults and European Union and/or Eurozone exits could have material adverse effects on investments by the Fund in securities of European companies, including but not limited to the availability of credit to support such companies' financing needs, uncertainty and disruption in relation to financing, customer and supply contracts denominated in Euro and wider economic disruption in markets served by those companies, while austerity and other measures that have been introduced in order to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund. A number of the Fund's securities may be denominated in the Euro. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone (particularly in the case of investments in securities of companies in affected countries) could also have material adverse effects on the Fund. The uncertainty in the wake of the UK's "Brexit" referendum and subsequent political developments could have a negative impact on both the UK economy and the economies of other countries in Europe. The Brexit process also may lead to greater volatility in the global currency and financial markets, which could adversely affect the Fund. In connection with investments in non-US issuers, the Fund may engage in foreign currency exchange transactions but is not required to hedge its currency exposure. As such, the Fund makes investments that are denominated in British pound sterling or Euros. The Fund's assets are valued in US dollars, and the depreciation of the British pound sterling and/or the Euro in relation to the US dollar in anticipation of Brexit or otherwise adversely affects the Fund's investments denominated in British pound sterling or Euros that are not fully hedged regardless of the performance of the underlying issuer. Global central banks may maintain historically low interest rates longer than was anticipated prior to the Brexit vote, which could adversely affect the Fund's income and its level of distributions.

(9) Subsequent Events

The Adviser has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were the following subsequent events:

The following common share distributions were declared on October 11, 2018:

Ex-Date: November 19, 2018
Record Date: November 20, 2018
Payable Date: November 30, 2018
Per Share Amount: $0.1075

Ex-Date: December 19, 2018
Record Date: December 20, 2018
Payable Date: December 31, 2018
Per Share Amount: $0.1075

Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Ares Dynamic Credit Allocation Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Ares Dynamic Credit Allocation Fund, Inc. (the "Fund"), including the schedule of investments, as of October 31, 2018, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and Regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund's auditor since 2012.

Los Angeles, California
December 27, 2018

Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information

October 31, 2018 (Unaudited)

Proxy Information

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov.

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available (1) without charge, upon request, by calling 1-877-855-3434 or (2) on the SEC's website at http://www.sec.gov.

Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

October 31, 2018 (Unaudited)

Dividend Reinvestment Plan

Unless a shareholder specifically elects to receive distributions in cash, distributions will automatically be reinvested in additional common shares of the Fund. A shareholder may elect to have the cash portion of dividends and distributions distributed in cash. To exercise this option, such shareholder must notify State Street, the plan administrator and the Fund's transfer agent and registrar, in writing or by telephone so that such notice is received by the plan administrator not less than 10 days prior to the record date fixed by the board of directors for the dividend or distribution involved. Participants who hold their common shares through a broker or other nominee and who wish to elect to receive any dividends and other distributions in cash must contact their broker or nominee. The plan administrator will set up an account for shares acquired pursuant to the plan for each shareholder that does not elect to receive distributions in cash (each a "Participant"). The plan administrator may hold each Participant's common shares, together with the other Participant's common shares, in noncertificated form in the plan administrator's name or that of its nominee. The shares are acquired by the plan administrator for a Participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the NYSE or elsewhere. If, on the dividend payment date, the net asset value per share of the common shares is equal to or less than the market price per common share on the NYSE plus estimated brokerage commissions (such condition being referred to as "market premium"), the plan administrator will invest the dividend amount in Newly Issued Shares on behalf of the Participant. The number of Newly Issued Shares to be credited to the Participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share of the common shares on the date the shares are issued, unless the net asset value of the common shares is less than 95% of the then current market price per share on the NYSE, in which case the dollar amount of the dividend will be divided by 95% of the then current market price per common share on the NYSE. If on the dividend payment date the net asset value per share of the common shares is greater than the market price per common share on the NYSE (such condition being referred to as "market discount"), the plan administrator will invest the dividend amount in common shares acquired on behalf of the Participant in Open-Market Purchases.

The plan administrator's service fee, if any, and expenses for administering the plan will be paid for by the Fund. There will be no brokerage charges to shareholders with respect to common shares issued directly by the Fund as a result of dividends or distributions payable either in common shares or in cash. However, each Participant will pay a pro-rata share of brokerage commissions incurred with respect to the plan administrator's Open-Market Purchases in connection with the reinvestment of dividends and distributions.

Shareholders who elect to receive their distributions in cash are subject to the same federal, state and local tax consequences as shareholders who reinvest their distributions in additional common shares. A shareholder's basis for determining gain or loss upon the sale of shares acquired due to reinvestment of a distribution will generally be equal to the total dollar amount of the dividend payable to the shareholders. Any shares received due to reinvestment of a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder's account.

Participants may terminate their accounts under the dividend reinvestment plan by writing to the plan administrator at State Street Bank and Trust Company, located at One Lincoln Street, Boston, Massachusetts, 02111 or by calling the plan administrator's hotline at (877) 272-8164. Such termination will be effective immediately if the Participant's notice is received by the plan administrator at least 10 days prior to any dividend or distribution record date for the payment of any dividend or distribution by the Fund; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Participants who hold their common shares through a broker or other nominee and who wish to terminate their account under the plan may do so by notifying their broker or nominee. The dividend reinvestment plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Additional information about the dividend reinvestment plan may be obtained by contacting the plan administrator by mail at One Lincoln Street, Boston, Massachusetts 02111 or by telephone at (877) 272-8164.

Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

October 31, 2018 (Unaudited)

Renewal of Investment Advisory Agreement

The Board of Directors (the "Board") of the Ares Dynamic Credit Allocation Fund, Inc. (the "Fund"), a majority of whom are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund (the "Independent Directors"), renewed the Investment Advisory and Management Agreement between Ares Capital Management II LLC (the "Adviser") and the Fund (the "Investment Advisory Agreement") at an in-person meeting held on September 25, 2018 (the "Meeting").

The Fund's Board has the responsibility under the 1940 Act to consider the renewal of the Fund's Investment Advisory Agreement on an annual basis at an in-person meeting of the Board called for the purpose of voting on such renewal. In addition, the Fund's Board generally receives, reviews and evaluates information concerning the services and personnel of the Adviser at quarterly meetings of the Board. While particular emphasis might be placed on information concerning the Fund's investment performance, comparability of fees and total expenses and the Adviser's profitability at any meeting at which a renewal of the Investment Advisory Agreement is considered, the process of evaluating the Adviser and the Fund's Investment Advisory Agreement is an ongoing one. In this regard, the Board's consideration of the nature, extent and quality of the services provided by the Adviser under the Investment Advisory Agreement includes deliberations at multiple meetings. In addition, the Fund's Board generally receives, reviews and evaluates information concerning the Fund's operations, expenses and performance throughout the year, including at quarterly Board meetings.

In connection with the renewal of the Investment Advisory Agreement, the Independent Directors met with their independent counsel in executive session. Counsel to the Independent Directors reviewed with the Independent Directors a memorandum outlining the legal duties of the Board under the 1940 Act and applicable state law and discussed the factors outlined by the federal courts as relevant to a board's consideration of the approval of an investment advisory agreement.

In considering whether to renew the Investment Advisory Agreement, the Fund's Board reviewed certain information provided to the Board by the Adviser in advance of the Meeting, and supplemented orally at the Meeting, including, among other things, information concerning the services rendered to the Fund by the Adviser, comparative fee, expense and performance information, and other reports of and presentations by representatives of the Adviser concerning the Fund's and Adviser's operations, compliance programs and risk management. The Board also reviewed a report prepared by Broadridge, an independent provider of investment company data, which included information comparing (1) the Fund's performance with the performance of a group of comparable funds (the "Performance Group") for various periods ended June 30, 2018, and (2) the Fund's actual and contractual management fees and total expenses with those of a group of comparable funds (the "Expense Group"), which was identical to the Performance Group, and with a broader group of funds (the "Expense Universe"), the information for which was derived in part from fund financial statements available to Broadridge and the Adviser as of the date of its analysis.

In determining whether to renew the Investment Advisory Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Director may have attributed different weights to the factors considered.

(a) The nature, extent and quality of services provided by the Adviser — With respect to the nature, extent and quality of services provided by the Adviser, the Board reviewed the information regarding the types of services provided under the Investment Advisory Agreement and information describing the Adviser's organization and business, including the quality of the investment research capabilities of the Adviser and the other resources dedicated to performing services for the Fund. The Board noted the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser involved with the Fund, including the portfolio management team's expertise in managing loan portfolios, the integrated platform of the Adviser and its affiliates and the benefits, resources and opportunities of the platform that the Adviser is able to access. Fund management discussed the size and experience of the Adviser's staff, the experience of its key personnel in providing investment management services, and the ability of the Adviser to attract and retain capable personnel. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were also considered. The Board also noted the reputation and track record of the Adviser's organization as a leading manager of credit assets. The Board also noted that investment performance is probative of the quality of services provided.

Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

October 31, 2018 (Unaudited)

(b) Investment performance of the Fund and the Adviser — With respect to investment performance of the Fund and the Adviser, the Board reviewed statistical information concerning the Fund's investment performance in relation to its stated objective, as well as comparative data with respect to the performance of unaffiliated closed-end funds employing similar investment strategies provided by the Adviser as well as the comparative information provided by Broadridge. Representatives of the Adviser reviewed with the Board the Fund's performance and discussed the Fund's stock price and net asset value, and its yield based on both. In connection with its review, the Board discussed the results of the performance comparisons provided by the Adviser and Broadridge.

In reviewing the Adviser's report, the Board took into consideration that the Adviser identified senior loan closed-end funds and hybrid credit closed-end funds that invest across several credit-oriented asset classes as the peer categories the Adviser believed were most comparable to the Fund given the Fund's flexible mandate and focus on senior secured bank loans, high yield bonds and collateralized loan obligations ("CLOs"). The Board noted that the Fund's cumulative market return and NAV return had outperformed the average return of the senior loan closed-end funds in the one-, three-, and five-year periods ended June 30, 2018 and since the inception annualized period ended June 30, 2018 while the Fund's cumulative market return had outperformed and its NAV return had underperformed for the year-to-date period ended June 30, 2018. In comparison to the average hybrid credit peer group's market and NAV returns, the Board noted that the Fund's cumulative market return and NAV return had outperformed in the one and three-year periods ended June 30, 2018 and that in the five-year and since inception annualized period ended June 30, 2018, the Fund's cumulative market return had underperformed and its NAV return had outperformed.

The Board noted, in reviewing the Broadridge report, that the Fund's total return performance, on a net asset value basis, outperformed the Performance Group average return for the one-year period ended June 30, 2018 and outperformed the Performance Group median and average returns for the two- and three-year periods ended June 30, 2018, which placed the Fund in the first quintile of the Performance Group for the two- and three-year periods, and the third quintile of the Performance Group for the one-year period ending on that date.

Representatives of the Adviser noted that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the Fund and comparable funds, highlighting, in particular, the difficulty in finding an appropriate universe of comparable funds. In discussing the Fund's performance, they noted, among other things, the outperformance may be attributable to: the Fund's exposure to CLO debt and equity as well as high yield bonds.

(c) Cost of the services provided and profits realized by the Adviser from the relationship with the Fund — The Board considered information about the profitability of the Fund to the Adviser, as well as the costs of services provided by the Adviser to the Fund. The Board received and reviewed information relating to the financial condition of the Adviser's parent, Ares Management. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the Fund and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by the Adviser and its affiliates.

(d) Economies of scale and whether fee levels reflect these economies of scale — The Board considered the extent to which economies of scale are expected to be realized and whether fee levels reflect these economies of scale. It was noted that, because the Fund is a closed-end fund, any increase in asset levels generally would have to come from material appreciation through investment performance absent a special corporate action such as a material acquisition or an offering of additional shares.

(e) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients — The Board reviewed the results of the expense comparisons provided by the Adviser and Broadridge. The Board discussed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds as contained in Broadridge's report and discussed the results of the comparisons. The Board noted that the Fund's contractual management fee, based on common assets, was below the Expense Group median, and that the Fund's actual management fee, based on common assets alone, was at the Expense Group median and above the Expense Universe median. The Board further noted that based on common assets and leveraged assets, the Fund's actual management fee was below the Expense

Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

October 31, 2018 (Unaudited)

Group median and above the Expense Universe median. The Board also noted that the Fund's total expenses, both based on common assets alone and on common assets and leveraged assets, were at the Expense Group median and above the Expense Universe median.

In analyzing the comparative expense information provided by the Adviser, it was noted that the Fund's expense ratio was below the average of the senior loan closed-end fund peer group and above the average of the hybrid credit closed-end fund peer group, and below the average of the two groups taken together, based on information extracted from the annual reports of the peer group funds. The Board considered that pursuant to the terms of the Investment Advisory Agreement, after the Fund's second fiscal year, which ended on October 31, 2014, the Fund began reimbursing the Adviser for its cost of providing certain accounting, legal, clerical or administrative services to the Fund by employees of the Adviser or its affiliates. Representatives of the Adviser noted that although the Fund's use of leverage is an expense, the use of leverage has contributed positively to the Fund's return.

In discussing the Fund's management fees and expenses, representatives of the Adviser noted, among other things, that the Adviser believes the management fees and expenses are reasonable when compared to, and are consistent with, other similar funds and portfolios. Representatives of the Adviser also noted that the Fund's investment strategy of investing in loans, high yield bonds and CLOs requires additional expertise and expense related to trade support, pricing and valuation, marketing, investor education and regulatory monitoring. In addition, representatives of the Adviser noted that the Fund's size is smaller than the average and median of the peer group, and thus has a smaller capital base over which to spread fixed costs.

Representatives of the Adviser also reviewed with the Board the management or investment advisory fees paid by commingled funds or separately managed accounts advised by the Adviser or its affiliates that are considered to have similar investment strategies and policies as the Fund (the "Similar Clients"), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the Fund's management fee.

(f) Benefits derived or to be derived by the Adviser from its relationship with the Fund — The Board also considered the extent to which benefits other than the fees and reimbursement amounts pursuant to the Investment Advisory Agreement might accrue to the Adviser and its affiliates from their relationships with the Fund. The Board noted in this regard that neither the Adviser nor its affiliates trade with the Fund, or execute portfolio transactions on its behalf, and that the Adviser had confirmed that the Fund does not invest in securities issued by affiliates of the Adviser, including CLOs sponsored by the Adviser. However, it recognized that the Adviser might derive reputational and other benefits from its association with the Fund.

Conclusion

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Investment Advisory Agreement. Based on the discussions and considerations at the Meeting, and in reliance on information received on a routine and regular basis throughout the year relating to the operations of the Fund and the investment management and other services provided under the Investment Advisory Agreement, the Board, including the Independent Directors voting separately, voted to approve the renewal of the Investment Advisory Agreement for an additional one-year period.

Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

October 31, 2018 (Unaudited)

Investment Adviser

Ares Capital Management II LLC
2000 Avenue of the Stars, 12th Floor
Los Angeles CA 90067

Administrator, Custodian and Transfer Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

DRIP Administrator

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Investor Support Services

Destra Capital Investments LLC
901 Warrenville Road, Suite 15
Lisle, IL 60532

Independent Registered Public Accounting Firm

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, CA 90017

Fund Counsel

Willkie Farr & Gallagher LLP
787 7th Avenue
New York, NY 10019

Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

October 31, 2018 (Unaudited)

Privacy Notice

We are committed to maintaining the privacy of our shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we will not receive any non-public personal information about shareholders of the common stock of the Fund, although certain of our shareholders' non-public information may become available to us. The non-public personal information that we may receive falls into the following categories:

•  Information we receive from shareholders, whether we receive it orally, in writing or electronically. This includes shareholders' communications to us concerning their investment;

•  Information about shareholders' transactions and history with us; or

•  Other general information that we may obtain about shareholders, such as demographic and contact information such as address.

We do not disclose any non-public personal information about shareholders, except:

•  to our affiliates (such as our investment adviser) and their employees that have a legitimate business need for the information;

•  to our service providers (such as our administrator, accountants, attorneys, custodians, transfer agent, underwriter and proxy solicitors) and their employees as is necessary to service shareholder accounts or otherwise provide the applicable service;

•  to comply with court orders, subpoenas, lawful discovery requests, or other legal or regulatory requirements; or

•  as allowed or required by applicable law or regulation.

When the Fund shares non-public shareholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our shareholders' privacy. The Fund does not permit use of shareholder information for any non-business or marketing purpose, nor does the Fund permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

The Fund's service providers, such as their adviser, administrator, and transfer agent, are required to maintain physical, electronic, and procedural safeguards to protect shareholder nonpublic personal information; to prevent unauthorized access or use; and to dispose of such information when it is no longer required.

Personnel of affiliates may access shareholder information only for business purposes. The degree of access is based on the sensitivity of the information and on personnel need for the information to service a shareholder's account or comply with legal requirements.

If a shareholder ceases to be a shareholder, we will adhere to the privacy policies and practices as described above. We may choose to modify our privacy policies at any time. Before we do so, we will notify shareholders and provide a description of our privacy policy.

In the event of a corporate change in control resulting from, for example, a sale to, or merger with, another entity, or in the event of a sale of assets, we reserve the right to transfer your non-public personal information to the new party in control or the party acquiring assets.

Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

October 31, 2018 (Unaudited)

Directors

Name, Address(1) and Age	Position(s) Held with the Fund	Length of Time Served and Term of Office	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(3) Overseen by the Director or Nominee	Other Public Company Board Memberships During Past Five Years
Interested Directors(2)
David A. Sachs (59)	Director and Chairman of the Board	Since 2011***	Partner, Ares Management Corporation ("Ares Management")	2	Terex Corporation; CION Ares Diversified Credit Fund
Seth J. Brufsky (52)	President, Chief Executive Officer, Director and portfolio manager of ARDC	Since 2012**	Mr. Brufsky is a Partner and Co-Head and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group and a member of the Management Committee of Ares Management. Mr. Brufsky also serves as a Director, President and Chief Executive Officer and Portfolio Manager of ARDC. Additionally, he serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee and the Ares Dynamic Credit Allocation Fund Investment Committee. He has served as Director, President and Chief Executive Officer of ARDC since 2012.	1	None

Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

October 31, 2018 (Unaudited)

Directors

Name, Address(1) and Age	Position(s) Held with the Fund	Length of Time Served and Term of Office	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(3) Overseen by the Director or Nominee	Other Public Company Board Memberships During Past Five Years
Independent Directors
James K. Hunt (67)	Director	Since 2016***	Consultant, Tournament Capital Advisors, LLC; from 2015 to 2016, Managing Partner and Chief Executive Officer, Middle Market Credit platform — Kayne Anderson Capital Advisors LLC; from 2014 to 2015, Chairman, THL Credit, Inc.; from 2010 to 2014, Chief Executive Officer and Chief Investment Officer, THL Credit, Inc. and THL Credit Advisors LLC	2	PennyMac Financial Services, Inc.; CION Ares Diversified Credit Fund
John J. Shaw (67)	Director	Since 2012**	Independent Consultant; prior to 2012, President, Los Angeles Rams	2	CION Ares Diversified Credit Fund
Bruce H. Spector (76)	Director	Since 2014*	Independent Consultant; from 2007 to 2015, Senior Advisor, Apollo Global Management LLC (private equity)	2	CION Ares Diversified Credit Fund

(1)  The address of each Director is care of the Secretary of the Fund at 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067.

(2)  "Interested person," as defined in the Investment Company Act, of the Fund. Mr. Sachs and Mr. Brufsky are interested persons of the Fund due to their affiliation with the Adviser.

(3)  The term "Fund Complex" means two or more registered investment companies that share the same investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies or hold themselves out to investors as related companies for the purpose of investment and investor services.

* Term continues until the Fund's 2020 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

** Term continues until the Fund's 2021 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

*** Term continues until the Fund's 2019 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

October 31, 2018 (Unaudited)

Officers

Name, Address(1) and Age	Position(s) Held with Funds	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Seth J. Brufsky (52)	President, Chief Executive Officer, Director and portfolio manager of ARDC	Since 2012

Mr. Brufsky is a Partner and Co-Head and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group and a member of the Management Committee of Ares Management. Mr. Brufsky also serves as a Director, President and Chief Executive Officer and Portfolio Manager of ARDC. Additionally, he serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee and the Ares Dynamic Credit Allocation Fund Investment Committee. He has served as Director, President and Chief Executive Officer of ARDC since 2012.

Penni F. Roll (53)	Treasurer	Since 2016

Ms. Roll is a Partner and the Chief Financial Officer of the Ares Credit Group. She also serves as the Chief Financial Officer of Ares Capital Corporation (NASDAQ:ARCC) and CION Ares Diversified Credit Fund. She joined Ares in April 2010 as Executive Vice President — Finance of Ares Capital Management. She previously served as Chief Financial Officer of ARDC from October 2016 to September 2017.

Brett A. Byrd (51)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014

Mr. Byrd is a Principal and Deputy CCO in the Ares Compliance Group. Additionally, Mr. Byrd has served as Chief Compliance Officer and Anti-Money Laundering Officer of ARDC since September 2014. He joined Ares in February 2011 and is a Principal and Deputy CCO in the Ares Compliance Group

Scott Lem (41)	Chief Financial Officer	Since 2016

Mr. Lem is a Managing Director and Chief Accounting Officer, Credit (Direct Lending) in the Ares Finance Department. Mr. Lem additionally serves as Chief Accounting Officer, Vice President and Treasurer of Ares ARCC. He also serves as Treasurer of CION Ares Diversified Credit Fund. Mr. Lem previously served as Assistant Treasurer of ARCC from May 2009 to May 2013 and Treasurer of ARDC from October 2016 to September 2017. Mr. Lem joined Ares in 2003.

Daniel J. Hall (39)	General Counsel, Chief Legal Officer and Secretary	Since 2012

Mr. Hall is a Partner and Co-General Counsel (Credit) in the Ares Legal Group. He has served as General Counsel, Chief Legal Officer and Secretary of ARDC since 2012 and as General Counsel, Chief Legal Officer and Secretary of CION Ares Diversified Credit Fund since 2016. Mr. Hall joined Ares in 2009.

Michael Weiner (66)	Vice President and Assistant Secretary	Since 2012

Mr. Weiner is Executive Vice President and Chief Legal Officer of Ares Management, a Partner and General Counsel in the Ares Legal Group and a member of the firm's Management Committee. Mr. Weiner has been an officer of ARCC since 2006, including General Counsel from September 2006 to January 2010, and also serves as Vice President of Ares Commercial Real Estate Corporation. He additionally serves as a member of the Ares Operations Management Group and the Ares Enterprise Risk Committee. He has served as Vice President and Assistant Secretary of ARDC since 2012 and as Vice President and Assistant Secretary of CION Ares Diversified Credit Fund since 2016. Mr. Weiner joined Ares in September 2006.

Keith Ashton (51)	Vice President and portfolio manager of ARDC	Since 2013

Mr. Ashton is a Partner in the Ares Credit Group, Co-Head and Portfolio Manager of Structured Credit and a member of the Management Committee of Ares Management. Additionally, he serves as a member of the Ares Credit Group's Global Structured Credit Investment Committee and the Ares Dynamic Credit Allocation Fund Investment Committee. Mr. Ashton has also served as Vice President of ARDC since 2013 and Portfolio Manager of ARDC since 2012. Prior to joining Ares in 2011, Mr. Ashton was a Partner at Indicus Advisors LLP, where he focused on launching the global structured credit business in May 2007. Previously, Mr. Ashton was a Portfolio Manager and Head of Structured Credit at TIAA-CREF, where he focused on managing a portfolio of structured credit investments and helped launch TIAA's institutional asset management business.

Annual Report 2018

Ares Dynamic Credit Allocation Fund, Inc.

Additional Information (continued)

October 31, 2018 (Unaudited)

Officers

Name, Address(1) and Age	Position(s) Held with Funds	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Daniel Hayward (32)	Vice President	Since 2016

Mr. Hayward is a Managing Director and Co-Portfolio Manager in the Ares Credit Group. Additionally, he serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee. Mr. Hayward has served as Vice President of ARDC since 2016. Prior to joining Ares in 2012, he was a senior collateralized loan obligation analyst at State Street Bank, where he focused on managing a team in the Trustee Department.

Charles Arduini (49)	Vice President and portfolio manager of ARDC	Since 2018	Mr. Arduini is a Managing Director and Portfolio Manager in the Ares Credit Group, where he focuses on structured credit investments. Mr. Arduini joined Ares in 2011.
Samantha Milner (40)	Vice President and portfolio manager of ARDC	Since 2018

Ms. Milner is a Managing Director, Portfolio Manager and Head of Research of U.S. Liquid Credit in the Ares Credit Group, where she is primarily responsible for managing Ares' U.S. bank loan credit strategies. Additionally, she serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee. Ms. Milner joined Ares in 2004.

Jason Duko (41)	Vice President	Since 2018

Mr. Duko is a Partner and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group, where he is primarily responsible for managing Ares' U.S. bank loan credit strategies. Additionally, he serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee. Prior to joining Ares in 2018, Mr. Duko was a Portfolio Manager at PIMCO, where he managed bank loan assets across a broad range of investment strategies and was responsible for secondary loan trading across all sectors. Previously, Mr. Duko was an Associate Portfolio Manager at Lord Abbett & Co. LLC, where he focused on its leveraged loan business, portfolio management, trading decisions and marketing.

Kapil Singh (47)	Vice President	Since 2018

Mr. Singh is a Partner and Portfolio Manager of U.S. Liquid Credit in the Ares Credit Group, where he is primarily responsible for managing Ares' U.S. high yield credit strategies. Additionally, he serves as a member of the Ares Credit Group's U.S. Liquid Credit Investment Committee. Prior to joining Ares in 2018, Mr. Singh was a Portfolio Manager in the Global Developed Credit Group at DoubleLine Capital, where he managed high yield bonds across strategies and portfolios in a variety of investment vehicles. Previously, Mr. Singh was a Senior Analyst at the Post Advisory Group, where he managed high yield bonds and leveraged loans within the energy sector. In addition, Mr. Singh was Co-Portfolio Manager and Senior Credit Analyst at Four Corners Capital, a subsidiary of Macquarie Funds Group. He also held positions at Bradford & Marzec, PPM America and Heller Financial.

(1) The address of each officer is care of the Secretary of the Fund at 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067.

Annual Report 2018

Item 2.  Code of Ethics.

(a)                                 Ares Dynamic Credit Allocation Fund, Inc. (the “Fund”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer (the “Code of Ethics”).

(c)                                  The Fund has not made any amendment to its Code of Ethics during the period covered by this Form N-CSR.

(d)                                 There have been no waivers, including any implicit waivers, granted by the Fund to individuals covered by the Fund’s Code of Ethics during the reporting period for this Form N-CSR.

(e)                                  Not applicable.

(f)                                   A copy of the Fund’s Code of Ethics is attached hereto as exhibit 13(a)(1).

Item 3.  Audit Committee Financial Expert.

(a)(1)                  The Board of Directors of the Fund has determined that the Fund has two members serving on the Fund’s Audit Committee that possess the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2)                  The names of the audit committee financial experts are John Joseph Shaw and James K. Hunt.  Each of Messrs. Shaw and Hunt has been deemed to be “independent” for the purpose of this Item because he is not an “interested person” of the Fund as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) and does not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund.

Item 4.  Principal Accountant Fees and Services.

(a)                                 Audit Fees

For the fiscal year ended October 31, 2017 and for the fiscal year ended October 31, 2018, Ernst & Young LLP (“E&Y”), the Fund’s independent registered public accounting firm, billed the Fund aggregate fees of $129,000 and $122,600, respectively, for professional services rendered for the audit of the Fund’s annual financial statements or for services normally provided by E&Y in connection with statutory and regulatory filings or engagements.

(b)                                 Audit-Related Fees

For the fiscal year ended October 31, 2017 and for the fiscal year ended October 31, 2018, the aggregate fees billed for assurance and related services rendered by E&Y that are reasonably related to the performance of the audit or review of the Fund’s financial statements and that are not reported under Audit Fees above were $0 and $0, respectively.

For the fiscal year ended October 31, 2017 and for the fiscal year ended October 31, 2018, aggregate Audit-Related Fees billed by E&Y that were required to be approved by the Fund’s Audit Committee for audit-related services rendered to the Fund’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund (the “Affiliated Service Providers”) that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(c)                                  Tax Fees

For the fiscal year ended October 31, 2017 and for the fiscal year ended October 31, 2018, E&Y billed the Fund aggregate fees of $12,100 and $14,100, respectively, for professional services rendered for tax compliance, tax advice, and tax planning.  The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

For the fiscal year ended October 31, 2017 and for the fiscal year ended October 31, 2018, the aggregate Tax Fees billed by E&Y that were required to be approved by the Fund’s Audit Committee for tax compliance, tax advice and tax planning services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(d)                                 All Other Fees

For the fiscal year ended October 31, 2017 and for the fiscal year ended October 31, 2018, the aggregate fees billed by E&Y to the Fund for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0, respectively.

For the fiscal year ended October 31, 2017 and for the fiscal year ended October 31, 2018, the aggregate fees in this category billed by E&Y that were required to be approved by the Fund’s Audit Committee for services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(e)(1)                   Audit Committee’s Pre-Approval Policies and Procedures

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to the provision of non-auditing services to the Fund by the Fund’s independent registered public accounting firm may be waived by the Audit Committee under the circumstances described in the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(e)(2)                   Percentage of Services

All of the audit and tax services described above for which E&Y billed the Fund fees for the fiscal years ended October 31, 2017 and October 31, 2018, were pre-approved by the Audit Committee.

For the fiscal years ended October 31, 2017 and October 31, 2018, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by E&Y.

(f)                                   Not applicable.

(g)                                  For the fiscal year ended October 31, 2017 and for the fiscal year ended October 31, 2018, aggregate non-audit fees billed by E&Y for services rendered to the Fund were $0 and $0, respectively.

For the fiscal year ended October 31, 2017 and for the fiscal year ended October 31, 2018, aggregate non-audit fees billed by E&Y for services rendered to the Affiliated Service Providers were $0 and $0, respectively.

(h)                                 E&Y notified the Fund’s Audit Committee of all non-audit services that were rendered by E&Y to the Fund’s Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of

Rule 2-01 of Regulation S-X, allowing the Fund’s Audit Committee to consider whether such services were compatible with maintaining E&Y’s independence.

Item 5.  Audit Committee of Listed Registrants.

(a)                                 The Fund has a separately-designated Audit Committee established in accordance with Section 3(a)(58)(A) of the 1934 Act.  The members of the Fund’s Audit Committee are John Joseph Shaw, James K. Hunt and Bruce H. Spector.

(b)                                 Not applicable.

Item 6.  Investments.

(a)                                 Schedule of Investments is included as part of Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Attached to this Form N-CSR as exhibit 13(a)(5) is a copy of the proxy voting policies and procedures of the Fund and its investment adviser.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  As of the date of this filing, the portfolio managers of the Fund are as follows:

Seth J. Brufsky

Founding Member, Senior Partner, and Portfolio Manager (since inception)

Investment Experience:

Mr. Brufsky is a Partner in the Ares Credit Group, Co-Head and Portfolio Manager of Global Liquid Credit and a member of the Management Committee of Ares Management Corporation (“Ares Management”).  Mr. Brufsky also serves as a Director, President, Chief Executive Officer and Portfolio Manager of the Fund.  Additionally, he serves as a member of the Ares Credit Group’s U.S. Liquid Credit Investment Committee and the Ares Dynamic Credit Allocation Fund Investment Committee.  Prior to joining Ares in 1998, Mr. Brufsky was a member of the Corporate Strategy and Research Group of Merrill Lynch & Co., where he focused on analyzing and marketing non-investment grade securities and was acknowledged by Institutional Investor as a member of the top-ranked credit analyst team during each year of his tenure.  Previously, Mr. Brufsky was a member of the Institutional Sales and Trading Group of the Global Fixed Income Division at Union Bank of Switzerland.  Mr. Brufsky serves on the Board of Directors of the Luminescence Foundation, a charitable giving organization.

Mr. Brufsky graduated from Cornell University with a B.S. in Applied Economics and Business Management and received his M.B.A. in Finance with honors from the University of Southern California’s Marshall School of Business, where he was awarded the Glassick Scholarship for academic achievement.

Keith Ashton

Portfolio Manager (since inception)

Investment Experience:

Mr. Ashton is a Partner in the Ares Credit Group, Co-Head and Portfolio Manager of Structured Credit and a member of the Management Committee of Ares Management. Mr. Ashton serves as a Vice President and Portfolio Manager for the Fund.  Additionally, he serves as a member of the Ares Credit Group’s Global Structured Credit Investment Committee, the Ares Dynamic Credit Allocation Fund Investment Committee and the Ares Diversity and Inclusion Council.  Prior to joining Ares in 2011, Mr. Ashton was a Partner at Indicus Advisors LLP, where he focused on launching the global structured credit business in May 2007.  Previously, Mr. Ashton was a Portfolio Manager and Head of Structured Credit at TIAA-CREF, where he focused on managing a portfolio of structured credit investments and helped launch TIAA’s institutional asset management business.  Mr. Ashton’s experience as an investor in alternative fixed income products spans virtually all securitized asset classes, including CLOs, consumer and commercial receivables, insurance and legal settlements, small business and trade receivables, whole business securitizations, timeshare and other mortgage-related receivables, and esoteric asset classes such as catastrophe risk and intellectual property.

Mr. Ashton earned a B.A. in Economics from Brigham Young University and received his M.B.A. in Finance & Accounting from the William E. Simon School of Business, University of Rochester.

Charles Arduini

Portfolio Manager (since 2018)

Investment Experience:

Mr. Arduini is a Managing Director and Portfolio Manager in the Ares Credit Group, where he focuses on structured credit investments.  Mr. Arduini serves as a Vice President and Portfolio Manager for the Fund.  Additionally, he serves as a member of the Ares Dynamic Credit Allocation Fund Investment Committee.  Prior to joining Ares Management in 2011, Mr. Arduini was a Managing Director at Indicus Advisors LLP, where he focused on structured credit investment opportunities.  Previously, Mr. Arduini was Director of Structured Credit in the Fixed Income Investment Group and a Manager in the Risk Management Group at TIAA-CREF.  In addition, Mr. Arduini worked in the telecommunications and information technology industries in various systems, operations and management roles.

Mr. Arduini holds a B.A. from Bucknell University in Mathematics and an M.S. from Stevens Institute of Technology in Mathematics.  Mr. Arduini also holds an M.S. from Carnegie Mellon University in Computational Finance.  Mr. Arduini is a CFA® charterholder and a member of the New York Society of Security Analysts.

Samantha Milner

Portfolio Manager (since 2018)

Investment Experience:

Ms. Milner is a Managing Director, Portfolio Manager and Head of Research of U.S. Liquid Credit in the Ares Credit Group, where she is primarily responsible for managing Ares’ U.S. bank loan credit strategies.  Ms. Milner serves as a Vice President and Portfolio Manager for the Fund.  Additionally, she serves as a member of the Ares Credit Group’s U.S. Liquid Credit Investment Committee and the Ares Dynamic Credit Allocation Fund Investment Committee.  Prior to joining Ares Management in 2004, Ms. Milner was an Associate in the Financial Restructuring Group at Houlihan Lokey Howard & Zukin, where she focused on providing advisory services in connection with restructurings, distressed mergers and acquisitions and private placements.

Ms. Milner holds a B.B.A., with distinction, from Emory University’s Goizueta Business School in Finance and Accounting.

(a)(2)  As of October 31, 2018, the Portfolio Managers were primarily responsible for the day-to-day portfolio management of the following accounts:

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (in millions)	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance (in millions)
Seth J. Brufsky	Registered investment companies	9	$3,218	0	$0
	Other pooled investment vehicles	5	$542	1	$32
	Other accounts	16	$6,046	1	$744

Keith Ashton	Registered investment companies	1	$618	0	$0
	Other pooled investment vehicles	4	$1,076	3	$825
	Other accounts	12	$3,902	5	$1,570

Charles Arduini	Registered investment companies	1	$618	0	$0
	Other pooled investment vehicles	1	$124	1	$124
	Other accounts	8	$2,448	1	$116

Samantha Milner	Registered investment companies	4	$1,853	0	$0
	Other pooled investment vehicles	2	$311	0	$0
	Other accounts	8	$3,111	1	$744

Material Conflicts of Interest:

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account.

Certain inherent conflicts of interest arise from the fact that the Portfolio Managers, Ares Capital Management II LLC (the “Adviser”) and its affiliates provide investment advisory and administration services both to the Fund and the other Ares-advised funds, which include other funds, as well as client accounts, proprietary accounts and any other investment vehicles that the Adviser and its affiliates may establish from time to time, managed by the Adviser and its affiliates in which the Fund will not have an interest. The investment program of the Fund and the other Ares-advised funds may or may not be substantially similar. The Portfolio Managers, the Adviser and its affiliates may give advice and recommend securities to the other Ares-advised funds that may differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives may be the same or similar to those of the Fund.

The Adviser will seek to manage potential conflicts of interest in good faith; nonetheless, the portfolio strategies employed by the Portfolio Managers, the Adviser and its affiliates in managing the other Ares-advised funds could conflict with the transactions and strategies employed by the Portfolio Managers in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Fund and the other Ares-advised funds. The Adviser has adopted allocation procedures that are intended to provide that all investment opportunities will be allocated among the Adviser’s or its related parties’ clients on a basis that over a period of time is fair and equitable to each client relative to other clients consistent with any fiduciary duties owed to clients and in an effort to avoid favoring one client over another, taking into account all relevant facts and circumstances, including (without limitation): (i) differences with respect to available capital, size of client, and remaining life of a client; (ii) differences with respect to investment objectives or current investment strategies, such as objectives or strategies regarding: (a) current and total return requirements, (b) emphasizing or limiting exposure to the security or type of security in question, (c) diversification, including industry or company exposure, currency and jurisdiction, or (d) rating agency ratings; (iii) differences in risk profile at the time an opportunity becomes available; (iv) the potential transaction and other costs of allocating an opportunity among various clients; (v) potential conflicts of interest, including whether a client has an existing investment in the security in question or the issuer of such security; (vi) the nature of the security or the transaction, including minimum investment amounts and the source of the opportunity; (vii) current and anticipated market and general economic conditions; (viii) existing positions in a borrower/loan/security; and (ix) prior positions in a borrower/loan/security.

In general, this policy will result in such opportunities being allocated pro rata (taking into account, among other factors, available cash and the relative capital of the respective funds) among the Fund and the other Ares-advised funds. Nevertheless, investment and/or opportunities may be allocated other than on a pro rata basis, to the extent it is done in good faith and does not, or is not reasonably expected to, result in an improper disadvantage or advantage to one participating Ares-advised fund as compared to another participating Ares-advised fund.

In the event investment opportunities are allocated among the Fund and the other Ares-advised funds, the Fund may not be able to structure its investment portfolio in the manner desired. Although the Adviser endeavors to allocate investment opportunities in a manner that, over a period of time, is fair and equitable, it is possible that the Fund may not be given the opportunity to participate in certain investments made by the other Ares-advised funds or portfolio managers affiliated with the Adviser. Furthermore, the Fund and the other Ares-advised funds may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by the Fund and the other Ares-advised funds. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

It is likely that other Ares-advised funds may make investments in the same or similar securities at different times and on different terms than the Fund. The Fund and the other Ares-advised funds may make investments at different levels of a borrower’s capital structure or otherwise in different classes of a borrower’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding the Fund may benefit the other Ares-advised funds. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more Ares-advised funds, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more Ares-advised funds.

While these conflicts cannot be eliminated, the Adviser, when practicable, will cause the Fund and the other Ares-advised funds to hold investments in the same levels of an issuer’s capital structure in the same proportion at each level; provided, however, that neither the Fund nor any other Ares-advised fund will be required to hold an investment if holding such investment would result in a violation of the provisions of the organizational documents of the Fund or the other Ares-advised fund, as applicable, or constitute a breach of, or default or debt repayment event with respect to, any credit facility or other debt instrument or obligation.

Although the professional staff of the Adviser will devote as much time to the management of the Fund as the Adviser deems appropriate to perform its obligations, the professional staff of the Adviser may have conflicts in allocating its time and services among the Fund and the Adviser’s other investment vehicles and accounts. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and their officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the monies of other clients of the Adviser.

(a)(3)  Compensation Structure of Portfolio Manager(s) or Management Team Members

The Adviser’s financial arrangements with the Portfolio Managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The Portfolio Managers may receive all or some combination of salary, an annual bonus and interests in the carried interest in certain of Ares’ funds.

Base Compensation.

Generally, when the Portfolio Managers receive base compensation it is based on their individual seniority and their position within the firm.

Discretionary Compensation.

In addition to base compensation, the Portfolio Managers may receive discretionary compensation. Discretionary compensation may be based on individual seniority and contribution, and, if applicable,

may include distributions on equity interests of the Adviser’s ultimate parent company held by each Portfolio Manager, if any.

(a)(4) Ownership of Securities

The following table sets forth, for each Portfolio Manager, the aggregate dollar range of the Fund’s equity securities beneficially owned as of October 31, 2018.

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Seth J. Brufsky	$500,001-$1,000,000
Keith Ashton	$10,001-$50,000
Charles Arduini	None
Samantha Milner	None

(b) Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the twelve months ended October 31, 2018, the following purchases were made by or on behalf of the Fund or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the 1934 Act (17 CFR 240.10b-18(a)(3)), of shares of the Fund’s equity securities that are registered by the Fund pursuant to Section 12 of the 1934 Act.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 11/01/17 through 11/30/17	None	$0	None	1,829,782

Month #2 12/01/17 through 12/31/17	None	$0	None	1,829,782

Month #3 01/01/18 through 01/31/18	None	$0	None	1,829,782

Month #4 02/01/18 through 02/28/18	None	$0	None	1,829,782

Month #5 03/01/18 through 03/31/18	None	$0	None	1,829,782

Month #6 04/01/18 through 04/30/18	None	$0	None	1,829,782

Month #7 05/01/18 through 05/31/18	None	$0	None	1,829,782

Month #8 06/01/18 through 06/30/18	None	$0	None	1,829,782

Month #9 07/01/18 through 07/31/18	None	$0	None	1,829,782

Month #10 08/01/18 through 08/31/18	None	$0	None	1,829,782

Month #11 09/01/18 through 09/30/18	None	$0	None	1,829,782

Month #12 10/01/18 through 10/31/18	None	$0	None	1,829,782

Total	0	$0	0	—

(a), (b)            On November 17, 2015, the Fund announced that its Board of Directors (the “Board”) had authorized the repurchase of shares of common stock of the Fund (the “Common Shares”) on the open market when the Common Shares are trading on the New York Stock Exchange at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the net asset value of the Common Shares.  The Fund is authorized to repurchase up to 10% of its outstanding Common Shares.  The Fund is not required to effect share repurchases.

(c)                                  The above-referenced share repurchase program has no expiration date.

(d), (e)             Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11.  Controls and Procedures.

(a)                                 The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)                                 There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Fund’s most recent fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)                                 Not applicable.

(b)                                 Not applicable.

Item 13.  Exhibits.

(a)(1)                  Code of Ethics is attached hereto in response to Item 2(f).

(a)(2)                  The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)                  Not applicable.

(a)(4)                  Not applicable.

(a)(5)                  Proxy voting policies and procedures of the Fund and its investment adviser are attached hereto in response to Item 7.

(b)                                 The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.

By:	/s/ Seth J. Brufsky
Seth J. Brufsky
President and Chief Executive Officer

Date:	January 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By:	/s/ Seth J. Brufsky
Seth J. Brufsky
President and Chief Executive Officer

Date:	January 3, 2019

By:	/s/ Scott Lem
Scott Lem
Chief Financial Officer

Date:	January 3, 2019